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                        J.G. WENTWORTH RECEIVABLES I LLC
                                  as the Seller


                         J.G. WENTWORTH & COMPANY, INC.
                         as the Initial Master Servicer

                                       and

                         PNC BANK, NATIONAL ASSOCIATION
                                 as the Trustee



                               SSC MASTER TRUST I



                         POOLING AND SERVICING AGREEMENT



                            Dated as of June 13, 1997


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                                       -1-

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                                Table of Contents

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ARTICLE I

         DEFINITIONS

         SECTION 1.01.  Definitions...............................................................................1
         SECTION 1.02.  Other Definitional Provisions............................................................25

ARTICLE II

         TRANSFER OF RECEIVABLES;
         ORIGINAL ISSUANCE OF CERTIFICATES

         SECTION 2.01.  Creation of Trust; Transfer of
                                    Receivables .................................................................25
         SECTION 2.02.  Acceptance by Trustee....................................................................27
         SECTION 2.03.  Representations and Warranties of
                                    the Seller ..................................................................28
                                    (a)  Organization and Good Standing..........................................28
                                    (b)  Due Qualification.......................................................28
                                    (c)  Due Authorization; Conflicts............................................28
                                    (d)  Consents................................................................28
                                    (e)  Enforceability..........................................................29
                                    (f)  Proceedings.............................................................29
                                    (g)  Compliance with Laws, Etc...............................................29
                                    (h)  Margin Regulations......................................................29
                                    (i)  Locations...............................................................29
                                    (j)  Lock-Box Banks..........................................................29
                                    (k)  ERISA Matters...........................................................30
                                    (l)  Pro-Forma Balance Sheet.................................................30
                                    (m)  Taxes...................................................................30
                                    (n)  Other Agreements........................................................30
                                    (o)  Accuracy of Information.................................................30
                                    (p)  Investment Company Act Matters..........................................31
                                    (q)  Title to Property.......................................................31
                                    (r)  Tradenames..............................................................31
                                    (s)  Subsidiaries............................................................31
                                    (t)  Solvency................................................................31
                                    (u)  Valid Transfer..........................................................31
                                    (v)  No Claim or Interest....................................................32
                                    (w)  Offering of Certificates................................................32
                                    (x)  Originator Receivables..................................................32

         SECTION 2.04.  [Reserved]...............................................................................32
         SECTION 2.05.  Affirmative Covenants of the Seller......................................................32

                                    (a)  Compliance with Law.....................................................32
                                    (b)  Preservation of Existence...............................................32
                                    (c)  Inspection of Books and Records.........................................32
                                    (d)  Keeping of Records and Books of
                                         Account.................................................................33
                                    (e)  Location of Records.....................................................33
                                    (f)  Maintenance of Separate Member..........................................33
                                    (g)  Seller Purchase Agreement...............................................34
                                    (h)  Payment of Taxes, Etc...................................................34
                                    (i)  Reporting Requirements..................................................34
                                    (j)  Acquisition of Receivables from the
                                         Company.................................................................35
                                    (k)  Collections.............................................................36
                                    (l)  Computer Services.......................................................36
                                    (m)  ERISA...................................................................36
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                                    (n)  Accounting for Transfers................................................37

         SECTION 2.06.              Negative Covenants of the Seller.............................................37
                                    (a)  No Liens................................................................37
                                    (b)  Activities of the Seller................................................38
                                    (c)  Indebtedness............................................................38
                                    (d)  Guarantees..............................................................38
                                    (e)  Investments.............................................................38
                                    (f)  Extension or Amendment of Receivables...................................38
                                    (g)  Change in Credit Policy Manual..........................................40
                                    (h)  Deposits to Lock-Box Accounts or
                                         the Master Collection Account; Deposits
                                         to Series Collection Accounts...........................................40
                                    (i)  Receivables Not To Be Evidenced by
                                         Promissory Notes........................................................41
                                    (j)  Change in Name or Jurisdiction of
                                         Organization ...........................................................41
                                    (k)  Seller Purchase Agreements..............................................41
                                    (l)  Organizational Documents................................................41
                                    (m)  Maintenance of Separate Existence.......................................42
                                    (n)  Merger and Other Transactions...........................................44
                                    (o)  Transactions with Affiliates............................................44
                                    (p)  Change in Lock-Box Accounts and
                                         Instructions to Obligors................................................45
                                    (q)  Ownership of the Seller.................................................45


                                  ARTICLE III

         ADMINISTRATION AND SERVICING OF RECEIVABLES

         SECTION 3.01.  Acceptance of Appointment and Other Matters
                            Relating to the Master Servicer......................................................45
         SECTION 3.02.  Servicing Compensation...................................................................47
         SECTION 3.03.  Representations and Warranties of Each Master
                                    Servicer.....................................................................47
                                    (a)  Organization and Good Standing..........................................48
                                    (b)  Due Qualification.......................................................48
                                    (c)  Due Authorization.......................................................48
                                    (d)  Binding Obligation......................................................48
                                    (e)  No Conflict.............................................................48
                                    (f)  No Proceedings..........................................................49
                                    (g)  No Consents.............................................................49
                                    (h)  Information.............................................................49

         SECTION 3.04.  Covenants of the Master Servicer.........................................................49
                                    (a)  Change in Accounts......................................................50
                                    (b)  Collections.............................................................50
                                    (c)  Preservation of Existence; Compliance
                                         with Requirements of Law................................................50
                                    (d)  Extension or Amendment of Receivables...................................51
                                    (e)  Protection of Certificateholders'
                                         Rights..................................................................51
                                    (f)  Deposits to Lock-Box Accounts or
                                         Collection Account......................................................51
                                    (g)  Receivables Not To Be Evidenced by
                                         Promissory Notes........................................................51
                                    (h)  Reporting Requirements..................................................51
                                    (i)  Inspection of Books and Records.........................................52

         SECTION 3.05.  Reports and Records for the Trustee......................................................53
                                    (a)  Daily Report............................................................53
                                    (b)  Monthly Report..........................................................54
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                                    (c)     Monthly Reconciliations..............................................54

         SECTION 3.06.  Servicing Report of Independent Public
                            Accountants..........................................................................54


         SECTION 3.07.  Notices to Wentworth and the Seller......................................................55
         SECTION 3.08.  Adjustments..............................................................................55

ARTICLE IV

         RIGHTS OF CERTIFICATEHOLDERS AND
         ALLOCATION AND APPLICATION OF COLLECTIONS

         SECTION 4.01.  Rights of Certificateholders.............................................................55
         SECTION 4.02.  Establishment of the Master Collection
                            Account and the Lock-Box Accounts....................................................56
         SECTION 4.03.  Establishment of the Trustee's Account...................................................58
         SECTION 4.04.  Other Payments...........................................................................59

ARTICLE V

         DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS


ARTICLE VI

         THE CERTIFICATES .......................................................................................59

         SECTION 6.01.  The Certificates.........................................................................59
         SECTION 6.02.  Authentication of Certificates...........................................................60
         SECTION 6.03.  Registration of Transfer and Exchange
                            Certificates.........................................................................60
         SECTION 6.04.  Mutilated, Destroyed, Lost or Stolen
                            Certificates.........................................................................62
         SECTION 6.05.  Persons Deemed Owners....................................................................62
         SECTION 6.06.  Appointment of Paying Agent..............................................................63
         SECTION 6.07.  Access to List of Certificateholders' Names
                            and Addresses........................................................................64
         SECTION 6.08.  Authenticating Agent.....................................................................64
         SECTION 6.09.  New Issuances............................................................................65
         SECTION 6.10.  Transfer of Certificates.................................................................68

ARTICLE VII

         OTHER MATTERS RELATING TO THE SELLER

         SECTION 7.01.  Obligations Not Assignable...............................................................70
         SECTION 7.02.  Limitations on Liability.................................................................70
         SECTION 7.03.  Indemnification by the Seller............................................................70

ARTICLE VIII

         OTHER MATTERS RELATING TO THE APPLICABLE MASTER SERVICERS

         SECTION 8.01.  Liability of Each Applicable Master
                            Servicer ............................................................................70
         SECTION 8.02.  Merger or Consolidation of, or Assumption
                            of the Obligations of, any Applicable
                            Master Servicer......................................................................70

         SECTION 8.03.  Limitations on Liability.................................................................71
         SECTION 8.04.  Indemnification by Master Servicers......................................................72
         SECTION 8.05.  Master Servicer Not to Resign............................................................72
         SECTION 8.06.  Examination of Records...................................................................73
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ARTICLE IX

         SIGNIFICANT EVENTS

         SECTION 9.01.  Significant Events.......................................................................73
         SECTION 9.02.  Additional Rights Upon the Occurrence
                            of any Significant Event.............................................................73
         SECTION 9.03.  Certain Specific Rights Upon the Occurrence
                            of an Insolvency Event...............................................................74

ARTICLE X

         SERVICER DEFAULTS

         SECTION 10.01.  Servicer Defaults.......................................................................74
         SECTION 10.02.  Trustee to Act; Appointment of
                            Successor ...........................................................................76
         SECTION 10.03.  Notification to Certificateholders......................................................78

ARTICLE XI

         THE TRUSTEE

         SECTION 11.01.  Duties of Trustee.......................................................................78
         SECTION 11.02.  Certain Matters Affecting the Trustee...................................................80
         SECTION 11.03.  Trustee Not Liable for Recitals in
                             Certificates........................................................................82
         SECTION 11.04.  Compensation; Trustee's Expenses........................................................82
         SECTION 11.05.  Eligibility Requirements for Trustee....................................................83
         SECTION 11.06.  Resignation or Removal of Trustee.......................................................83
         SECTION 11.07.  Successor Trustee.......................................................................84
         SECTION 11.08.  Merger or Consolidation of Trustee......................................................84
         SECTION 11.09.  Appointment of Co-Trustee or Separate
                             Trustee.............................................................................84
         SECTION 11.10.  Tax Returns.............................................................................86
         SECTION 11.11.  Trustee May Enforce Claims Without

                             Possession of Certificates..........................................................86
         SECTION 11.12.  Suits for Enforcement...................................................................86
         SECTION 11.13.  Rights of Certificateholders to Direct
                             Trustee.............................................................................87
         SECTION 11.14.  Representations and Warranties of
                             Trustee ............................................................................87
         SECTION 11.15.  Maintenance of Office or Agency.........................................................88
         SECTION 11.16.  Trustee May Own Certificates............................................................88

ARTICLE XII

         TERMINATION

         SECTION 12.01.  Termination of Trust....................................................................88
         SECTION 12.02.  Final Distribution......................................................................89
         SECTION 12.03.  Seller's Termination Rights.............................................................89

ARTICLE XIII

         MISCELLANEOUS PROVISIONS

         SECTION 13.01.  Amendment; Waiver of Default Events.....................................................90
         SECTION 13.02.  Protection of Right, Title and Interest to
                             Trust...............................................................................91
         SECTION 13.03.  Limitation on Rights of
                             Certificateholders..................................................................93
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         SECTION 13.04.  Governing Law; Jurisdiction; Consent to
                             Service of Process..................................................................93
                               (a) Governing Law.................................................................93
                               (b)  Jurisdiction.................................................................94
                               (c)  Consent to Service of Process................................................94
         SECTION 13.05.  Notices; Payments.......................................................................94
         SECTION 13.06.  Assignment of the Seller Purchase
                               Agreement ........................................................................95
         SECTION 13.07.  Severability of Provisions..............................................................95
         SECTION 13.08.  Assignment..............................................................................96
         SECTION 13.09.  Certificates Nonassessable and
                               Fully Paid .......................................................................96
         SECTION 13.10.  Further Assurances......................................................................96
         SECTION 13.11.  Nonpetition Covenant....................................................................96
         SECTION 13.12.  No Waiver; Cumulative Remedies..........................................................96

         SECTION 13.13.  Counterparts............................................................................97
         SECTION 13.14.  Third-Party Beneficiaries...............................................................97
         SECTION 13.15.  Actions by Certificateholders...........................................................97
         SECTION 13.16.  Merger and Integration..................................................................97
         SECTION 13.17.  Headings................................................................................97
         SECTION 13.18.  Construction of Agreement...............................................................97
         SECTION 13.19.  Tax and Usury Treatment.................................................................98
         SECTION 13.20.  Liability of the Seller.................................................................98
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SCHEDULES

Schedule I    Credit Policy Manual
Schedule II   Seller's Chief Executive Office and Location of Records
Schedule III  Lock-Box Banks and Lock-Box Accounts
Schedule IV   Required Contents of a Receivables Package
Schedule V    Eligible Receivables Purchase Procedures
Schedule VI   ERISA Matters



EXHIBITS

Exhibit A     Form of Settlement Purchase Agreements
Exhibit B     Form of Lock-Box Notice

     POOLING AND SERVICING AGREEMENT, dated as of June 13, 1997, among J. G. WENTWORTH RECEIVABLES I LLC, a Delaware limited liability company as the Seller, J.G. WENTWORTH & COMPANY, INC., a Pennsylvania corporation, as the Initial Master Servicer, and PNC BANK, NATIONAL ASSOCIATION, as the Trustee.

     In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties, the Certificateholders and each Series Enhancer (as defined below) to the extent provided herein and in any Supplement:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     "Act" shall mean the Securities Act of 1933, as amended from time to time.

     "Affiliate" shall mean, with reference to any specified Person, any other Person controlling or controlled by or under common control with such specified Person; provided, that for purposes of this Agreement when used with respect to Wentworth or any of its direct or indirect subsidiaries or Affiliates, any limited partners of such Persons (other than ING Capital or any of its Affiliates) shall also be deemed "Affiliates" of any such Person. For the purposes of this definition, "control" when used with reference to any specified Person shall mean the power to direct the management and policies of such specified Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Affiliated Entity" means any of Wentworth, any of its direct or indirect subsidiaries or any Affiliate of any of the foregoing.

     "Aggregate Discounted Receivables Balance" shall mean, with respect to any designated group of Receivables at any time, the sum at such time of the respective Discounted Receivables Balances of such Receivables.

     "Aggregate Principal Balance" shall mean, with respect to any designated group of Certificates, the sum at such time of the respective Principal Balances of such Certificates.

     "Agreement" shall mean this Pooling and Servicing Agreement, as the same may from time to time be amended, modified or otherwise supplemented, including, with respect to any Series or Class, the related Supplement.

     "Agreement of Limited Partnership" shall mean the Agreement of Limited Partnership of J.G. Wentworth S.S.C. Limited Partnership dated as of August 25,

1995 among James Delaney, Gary Veloric, Michael Goodman, ING Capital (as successor by assignment to ING Baring (U.S.) Capital Markets, Inc., formerly known as Internationale Nederlanden (U.S.) Capital Markets, Inc.), Stone International, LLC, and the General Partner, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     "Amortization Date" shall have the meaning, with reference to any Series, specified in the related Supplement.

     "Amortization Period" shall mean, with reference to any Series, unless otherwise specified in the related Supplement, the period beginning on the Amortization Date with respect to such Series, and ending upon the Collection Date with respect to such Series; provided, however, that if, at any time after the payment that would have otherwise resulted in the end of the Amortization Period for any Series, such payment is rescinded or must otherwise be returned for any reason, then effective upon such rescission or return the Amortization Period shall automatically be deemed not to have occurred until all such rescinded or returned amounts are subsequently paid in full.

     "Annuity Contract" shall mean an annuity contract issued by an Annuity Provider to fund the obligations of an Obligor under a Settlement Agreement, including, without limitation, a Qualified Annuity Contract.

     "Annuity Provider" shall mean the issuer of any Annuity Contract, including any Qualified Annuity Contract.

     "Assignee" shall mean the Person to which the obligations to make payments under a Settlement Agreement have been assigned pursuant to an Assignment and shall include, without limitation, a Qualified Assignee.

     "Assignment" shall mean an assignment of the obligations to make payments under a Settlement to an Assignee, including, without limitation, a Qualified Assignment.

     "Applicable Master Servicer" shall mean, with reference to any Series, the Person then acting in the capacity as Master Servicer with respect thereto at such time. Unless otherwise designated in or pursuant to any Supplement, the Initial Master Servicer for each Series shall be Wentworth.

     "Applicable Series Collection Account" shall mean, with reference to any Series, the Series Collection Account for such Series.

     "Available Seller Funds" shall mean at any time all cash of the Seller to the extent (i) freely distributable by the Seller at the Seller's discretion and
(ii) that the payment or distribution thereof (in the commercially reasonable judgment of the Seller) would not render the Seller unable to pay its debts as they generally become due.


     "Back-up Servicer" shall mean Electronic Data Systems Corporation or any successor thereto as Back-up Servicer under the Back-up Servicing Agreement.

     "Back-up Servicing Agreement" shall mean that certain Back-up Servicing Agreement dated as of June 6, 1997 among the Trustee, the Initial Master Servicer and the Back-up Servicer, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     "Business Day" shall mean any day other than a Saturday or Sunday or any other day on which national banking associations or state banking institutions in New York, New York or Philadelphia, Pennsylvania are authorized or obligated by law, executive order or governmental decree to be closed; provided, however, that as it relates to any specific Series, the term "Business Day" may have such other meaning, if any, as may be specified in the related Supplement.

     "Certificate" shall mean any one of the Investor Certificates or the Seller Certificates and "Certificates" means all such Investor Certificates or Seller Certificates.

     "Certificate Rate" shall mean, with respect to any Series or Class, the certificate rate specified therefor in the related Supplement.

     "Certificate Registrar and Transfer Agent" shall have the meaning specified in Section 6.03.

     "Certificate Register" shall have the meaning specified in Section 6.03(a).

     "Certificateholder" shall mean an Investor Certificateholder or, with respect to any Seller Certificate, the Seller.

     "Certificateholders' Interest" shall have the meaning specified in Section 4.01.

     "Class" shall mean, with respect to any Series, any class of Investor Certificates designated pursuant to the Supplement relating to that Series.

     "Claimant" shall mean the Person (or such Person's heir) entitled to receive the Settlement under the terms of the Settlement Agreement.

     "Closing Date" shall mean June 13, 1997.

     "Collateral Trustee" shall mean the Person serving in such capacity under the Intercreditor Agreement; provided, that in any event, the Trustee and the Collateral Trustee shall at all times be the same Person. The initial Collateral Trustee shall be PNC Bank, National Association (not individually but solely in its capacity as Collateral Trustee).

     "Collection Date" shall have the meaning, with reference to any Series, specified in the related Supplement.


     "Collection  Period" shall mean, with respect to any Distribution Date, the
calendar  month   immediately   preceding  the  calendar  month  in  which  such
Distribution Date occurs.

     "Collections" shall mean (a) all cash payments by or on behalf of the Obligors (including, without limitation, pursuant to any Annuity Contract) deposited to any Lock-Box Account, the Master Collection Account or any applicable Series Collection Account, or received by the Applicable Master Servicer or the Seller, in respect of Receivables or Related Property in the form of cash, checks, wire transfers, electronic transfers or any other form of cash payment (including, without limitation, from the Seller in connection with any repurchase of such Receivable pursuant to Sections 2.06(f)(iii) or (iv))and
(b) all interest and other investment earnings (net of losses and investment expenses) on Collections as a result of the investment thereof pursuant to
Section 4.02; provided, however, that the Certificateholders of each Series shall be entitled to receive payments only out of those Collections relating to the Receivables allocated to such Series and the Holders of such Series shall have no rights to, or recourse against, the Collections in respect of any other Receivables. Any amounts paid by any

Series Enhancer in reduction of the principal amount of any Investor Certificate of such Series, any interest thereon or any other amount in connection therewith shall not constitute Collections.

     "Commutable Settlement" shall have the meaning specified in Section
2.06(f).

     "Company" shall mean J.G. Wentworth S.S.C. Limited Partnership, a Delaware limited partnership.

     "Control Party" shall mean, with reference to any Series, the Person or Persons designated as such in the related Supplement.

     "Corporate Trust Office" shall have the meaning specified in Section 11.15.

     "Credit Policy Manual" shall mean the credit and collection policies and practices of the Company, including, without limitation, those described in
Schedule I hereto, in effect on the date hereof, relating to Receivables, as modified from time to time in compliance with Section 2.06(g).

     "Daily Report" shall mean, with respect to any Business Day and any Series, a report prepared by a Servicing Officer of the Applicable Master Servicer for such Business Day as of the end of the immediately preceding Business Day in substantially the form set forth in the related Supplement.

     "Defaulted Receivable" shall mean, unless otherwise specified in the Supplement exclusively with respect to the related Series designated thereunder,

a Receivable with respect to which:

          (a) any Scheduled Payment (or any portion thereof) due thereunder has been or should have been deemed to be uncollectible by the Applicable Master Servicer or the Trustee in accordance with the Credit Policy Manual; provided, however, that only such portion of such Receivable that has been or should have been so deemed uncollectible shall constitute a Defaulted Receivable pursuant to this clause (a);

          (b) the Trustee does not have a first priority perfected ownership or security interest, free and clear of any Liens;

          (c) the related Annuity Provider has become or has been deemed insolvent, and either (x) its liquidation or rehabilitation plan has caused the stated amount of the Scheduled Payments due in respect of the related Annuity Contract to be reduced, delayed or otherwise modified, (y) a liquidation or rehabilitation plan providing for the full payment of the related Annuity Contract has been adopted and approved by the applicable court but such order remains subject to appeal, or (z) no rehabilitation or reorganization plan dealing with payment of the related Annuity Contracts has yet been adopted and approved by the applicable court; provided, that in the case of (y) and (z) above, to the extent that such court has entered an order authorizing or requiring the continued payment in full of the Scheduled Payments owing by such Annuity Provider under the related Annuity Contract in accordance with the terms thereof pending the entry and approval of such a plan or such a plan becoming final, then such Receivables shall not be deemed to be Defaulted Receivables pursuant to this clause (c); and provided, further, that only such portion of such Receivable which is so reduced, delayed or otherwise modified shall be deemed to be a Defaulted Receivable pursuant to this clause (c);

          (d) any Scheduled Payment (or any portion thereof) is more than 90 days past due;

          (e) any Scheduled Payment (or any portion thereof) has been diverted by the Claimant or any other Person and such diverted payment has not been returned to the Company, the Seller or the Trust (as applicable) within 15 days after such diversion; or

          (f) any Person other than the Trustee obtains an interest in all or any portion of the Scheduled Payments to be made thereunder; provided, that only such portion of such Scheduled Payment which is so encumbered (and only for so long as so encumbered) shall be deemed to be a Defaulted Receivable pursuant to this clause (f); and provided, further, that this clause (f) shall not be deemed to include any interest of any such other Person in any Scheduled Payment (or portion thereof) to the extent constituting (i) any Split Payment obligation owing to any Claimant with respect thereto, (ii) any security interest under the Revolving Credit Facility covering such Scheduled Payments to the extent that the

     Intercreditor Agreement remains in full force and effect with respect thereto, or (iii) any Lien granted by, or imposed against, any of the Certificateholders, the Trustee or the Collateral Trustee covering such Settlement Payment;

it being understood and agreed, that a Receivable that was a Defaulted Receivable may thereafter cease to be deemed a Defaulted Receivable upon the cure of the circumstances that rendered such Receivable to be a Defaulted Receivable (such Receivable shall be deemed to have been "Rehabilitated"); provided, that in the case of a Receivable deemed to be a Defaulted Receivable pursuant to clause (e) above, such Receivable shall only be deemed Rehabilitated if either (a) an order of garnishment requiring such Annuity Provider to make payment on the related Annuity Contract directly to a Lock-Box Account (or a related lock-box) for the account of the Trust or the Company (which shall receive such money in trust for the Trust) shall have been obtained and served upon the applicable Annuity Provider and thereafter either (x) a Scheduled Payment thereunder shall have been received from such Annuity Provider in such Lock-Box Account (or the related lock-box) or (y) if no Scheduled Payment was required to be made prior to such time, the related Annuity Provider has filed no appeal or action to vacate such garnishment order and the time for doing so shall have expired or (b) following any such diversion of payments, the Trust shall have received three consecutive Scheduled Payments in respect of such Receivable (in each case, on or not later than 90 days after the scheduled date therefor); and provided, further, that any Defaulted Receivable (other than pursuant to clause (e) of this definition) which has been compromised, extended or otherwise modified as permitted hereunder shall be deemed to be Rehabilitated hereunder as so compromised, extended or otherwise modified to the extent that the Trust shall have received at least two consecutive Scheduled Payments (as so modified) in respect of such Receivable (in each case, on or before the 90th day after the scheduled date therefor); and it being further agreed that in any event no Receivable may be Rehabilitated more than one time.

     "Deposit Date" shall mean each Business Day on which any Collections are initially deposited in any Lock-Box Account, the Master Collection Account or any applicable Series Collection Account, whichever occurs first.

     "Discount Rate" shall mean, with reference to any Series, the per annum rate specified as such in the related Supplement.

     "Discounted Receivables Balance" shall mean, with respect to any Receivable at any time, the present value at such time of the Scheduled Payments (net of the Split Payment obligations associated therewith) included as a Receivable discounted at the applicable Discount Rate.

     "Distribution Date" shall have the meaning, with reference to any Series, specified in the related Supplement.

     "Duff & Phelps" shall mean Duff & Phelps Credit Rating Co. or its successor.


     "Eligible Institution" shall mean a commercial bank organized under the laws of the United States of America or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), which at all times (i) is a member of the FDIC, has a combined capital and surplus of at least $500,000,000 and (ii) has a certificate of deposit rating or long-term unsecured senior debt rating of at least "A" (or the equivalent thereof) by at least two of S&P, Moody's, Duff & Phelps and Fitch; provided, however, that a commercial bank which does not satisfy the requirements set forth in clause (ii) shall nonetheless be deemed to be an Eligible Institution for purposes of holding any Trust Account or any other account so long as such commercial bank is a federally or state chartered depository institution subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. (section)9.10(b) and such account is maintained as a segregated trust account with the corporate trust department of such bank.

     "Eligible Investments" shall mean book-entry securities entered on the books of the registrar of such security and held in the name or on behalf of the Trustee or negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

          (a) direct obligations of and obligations fully guaranteed as to timely payment by, the full faith and credit of the United States of America or any agency or instrumentality thereof;

          (b) demand and time deposits in, certificates of deposit of, and federal funds sold by, depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign banks), subject to supervision and examination by Federal or state banking or depository institution authorities, and having, at the time of the Trust's investment or contractual commitment to invest therein, a short-term unsecured debt rating of "P-1" or better by Moody's and, if rated by Duff & Phelps, "D-1" or better by Duff & Phelps;

          (c) commercial paper having, at the time of the Trust's investment or contractual commitment to invest therein, a rating of "P-1" or better by Moody's and, if rated by Duff & Phelps, "D-1" or better by Duff & Phelps; or

          (d) readily marketable investments in money market funds (which may be 12b-1 funds, as contemplated under the rules promulgated by the Securities Exchange Commission under the Investment Company Act) or in mutual funds having as their sole investments any of the investments described in the foregoing clauses (a), (b) and (c), are rated "Aaa" or better by Moody's and, if rated by Duff & Phelps, "AAA" or better by Duff & Phelps, and which seek to maintain a constant net asset value (including funds for which the Trustee or any of its affiliates acts as an investment advisor or manager).

     "Eligible Master Servicer" shall mean Wentworth, the Back-up Servicer, the Trustee, or any other operating entity which, at the time of its appointment as Master Servicer, (a) is servicing a portfolio of receivables having similar attributes as the Receivables, (b) is legally qualified and has the capacity to service the Receivables, and (c) is approved by the Control Party for each

Series for which it shall be acting as Master Servicer, as having demonstrated the ability to professionally and competently service a portfolio of receivables of a nature similar to the Receivables in accordance with high standards of skill and care.

     "Eligible Receivable" shall mean, with reference to any Series, those Series Receivables meeting the criteria therefor set forth in the related Supplement.

     "Eligible Receivable Purchase Procedures" shall mean those procedures set forth on Schedule V.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.

     "ERISA Affiliate" shall mean with respect to any Person, at any time, such trade or business (whether or not incorporated) that would, at the time, be treated together with such Person as a single employer under Section 4001 of ERISA or any of Sections 414(b), (c), (m) or (o) of the Internal Revenue Code.

     "FDIC" shall mean the Federal Deposit Insurance corporation or any successor.

     "Foreign Person" shall mean any Person that is not a "United States person" within the meaning of Section 7701(a)(30) of the Internal Revenue Code.

     "GAAP" shall mean generally accepted accounting principles as are in effect from time to time in the United States of America and applied on a consistent basis.

     "General Partner" shall mean the Person or Persons then acting as General Partner of the Company. As of the date hereof, the "General Partner" is J.G. Wentworth Structured Settlement Funding Corporation.

     "Governmental Authority" shall mean any country or nation, any political subdivision of such country or nation, and any entity exercising executive, legislative, judicial, regula tory or administrative functions of or pertaining to government of any country or nation or political subdivision thereof.

     "Grantors" shall mean the "Grantors" under (and as such term is defined in) the Intercreditor Agreement.

     "Holder" shall mean a Certificateholder.

     "Indebtedness" shall mean, with respect to any Person, (i) the principal amount of all obligations of such Person for borrowed money, (ii) the principal amount of all obligations of such Person evidenced by bonds, debentures, notes, trust certificates or other similar instruments (in each case, other than the Certificates), (iii) all obligations of such Person to pay the deferred purchase price of property or services recorded on the books of such Person, except for
(a) trade and other similar accounts payable and accrued expenses arising in the ordinary course of business and (b) employee compensation and pension obligations and other obligations arising from employee benefit programs and agreements or other similar employment arrangements, (iv) all obligations of such Person as lessee which are capitalized on the books of such Person in accordance with GAAP; (v) all indebtedness or obligations (other than under this Agreement) which would constitute Indebtedness under the other provisions of this definition which are secured by a Lien on the assets of such Person, whether such Person has assumed the obligation to pay such indebtedness or obligation, and (vi) all obligations of such Person under any direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the types which would constitute Indebtedness under the other provisions of this definition.

     "Initial Master Servicer" shall mean Wentworth in its capacity as the initial Master Servicer hereunder.

     "ING Capital" shall mean ING (U.S.) Capital Corporation, and its successors and assigns.

     "Insolvency Event" shall mean with respect to a specified Person, that:

          (a) such Person shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall take any corporate or partnership action authorizing the taking of any of foregoing actions; or

          (b) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or any substantial part of its assets, or any similar action with respect to such Person under any law (foreign or domestic) relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 30 days; or any of the actions sought in such petition or proceeding, including the entering of an order for relief in respect of such Person or the appointment of any trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or any substantial portion of such

     Person's property shall be granted or otherwise occur.

     "Intended Characterization" shall mean, with respect to any Series or Class of any Series, the intended tax and usury characterization of the Certificates of such Series or Class as shall be set forth in the related Supplement.

     "Intercreditor Agreement" shall mean that certain Collateral Trust and Intercreditor Agreement dated as of the Closing Date among the Revolving Credit Facility Lenders, ING Capital, as agent for the Revolving Credit Facility Lenders, PNC Bank, National Association, as servicing agent for the Revolving Credit Facility Lenders, the Trustee, the Seller, the Company, the Master Servicer and the Collateral Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, together with the rules and regulations promulgated thereunder, as amended from time to time.

     "Investment Company Act" shall mean the Investment Company Act of 1940, together with the rules and regulations promulgated thereunder, as amended from time to time.

     "Investor Certificate" shall mean any one of the Structured Settlement Pass-Through Trust Certificates of any Series or Class executed, authenticated and delivered by or on behalf of the Trustee pursuant hereto and the related Supplement, in substantially the form attached to such Supplement, other than the Seller Certificates.

     "Investor Certificateholder" shall mean the Person in whose name an Investor Certificate is registered in the Certificate Register.

     "Investor Collections" shall have the meaning, with reference to any Series, specified in the related Supplement.

     "Investor Letter" shall mean, with respect to any Series, an Investor Letter under (and as such term is defined in) the related Supplement.

     "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing.

     "Life Insurance Carrier" shall mean any life insurance carrier issuing a Life Insurance Contract.


     "Life Insurance Contract" shall mean a life insurance contract covering the life of a Claimant for a term covering at least through the final Scheduled Payment to be made under any Non-Guaranteed Settlement or Commutable Settlement, if any, included as a Receivable.

     "List of Receivables" shall mean, with reference to any Series, a list of the Receivables transferred to the Trust on any Transfer Date specifying for each such Receivable the name of the Claimant, the Discounted Receivables Balance thereof, the name of the Annuity Provider making payments thereon, the Series that such Receivables support, and the Lock-Box Account to which Scheduled Payments thereunder are to be sent.

     "Lock-Box Account" shall have the meaning specified in Section 4.02(b).

     "Lock-Box Bank" shall have the meaning specified in Section 4.02(b).

     "Lock-Box Notice" shall have the meaning specified in Section 4.02(c).

     "Majority Control Parties" shall mean, the Control Parties for those outstanding Series, the Aggregate Principal Balance of the Investor Certificates of which represent, in the aggregate, 66 2/3% or more of the Aggregate Principal Balance of all Investor Certificates (exclusive of any Investor Certificates owned by any Affiliated Entity) of all Series outstanding at such time; provided that pursuant to any Supplement, the definition of Majority Control Party may be modified to require the inclusion therein of the respective Control Party of such Series.

     "Majority Certificateholders" shall have the meaning with reference to any Series as shall be specified in the related Supplement.

     "Master Collection Account" shall mean the segregated account established and maintained pursuant to Section 4.02(a), which account shall initially be account number 5600814035 established in the name of the Collateral Trustee, for the benefit of the Grantors under the Intercreditor Agreement, with PNC Bank, National Association at c/o PNC Bank, DE, 222 Delaware Avenue, 17th Floor, Wilmington, DE 19801.

     "Master Collection Account Bank" shall have the meaning specified in
Section 4.02(a) and shall initially be PNC Bank, National Association.

     "Master Servicer" initially shall mean Wentworth in its capacity as Master Servicer pursuant to this Agreement, and after any Service Transfer with respect to any Series, shall mean the Successor Master Servicer with respect to such Series.

     "Master Servicing Fees" shall mean, with reference to any Series, the fee payable to the Master Servicer for such Series pursuant to the related Supplement.


     "Material Adverse Effect" shall mean, with respect to any Person, the occurrence or existence of any event or condition which has a material adverse effect (v) on such Person's ability to perform under the Operative Documents,
(w) on the businesses, properties or condition (financial or otherwise) of such Person, (x) on the ability of the Trustee or the requisite Certificateholders to enforce the Operative Documents, (y) on the rights of the Trustee, for the benefit of the Certificateholders, in the Trust Assets, or (z) with respect to any Series, on any material portion of the Series Receivables of such Series.

     "Monthly Report" shall mean, with respect to any Distribution Date and any Series, a report prepared by a Servicing Officer for such Distribution Date as of the end of the immediately preceding Collection Period in substantially the form set forth in the related Supplement.

     "Moody's" shall mean Moody's Investors Service, Inc. or its successor.

     "Multiemployer Plan" shall mean a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA to which contributions are or have been made during the preceding six years by any Person or any ERISA Affiliate of such Person.

     "Non-Guaranteed Settlement" shall mean that portion of any Settlement in respect of which the Obligor's and/or the Annuity Provider's obligation to make any of the Scheduled Payments thereunder may be terminated by the death of the Claimant.

     "Notices" shall have the meaning specified in Section 13.05(a).

     "Obligor" shall mean, with respect to any Receivable, the Person or Persons obligated to make the Scheduled Payments with respect to the Settlement Agreement relating to such Receivable, including, without limitation, any Settlement Counterparty, any Assignee and/or any Life Insurance Carrier, but such term shall not include the applicable Annuity Provider with respect to such Settlement.

     "Officer's Certificate" shall mean, unless otherwise specified in this Agreement, a certificate signed by the president, any vice president, the chief financial officer, the treasurer or controller of the Seller, the Master Servicer, or the Back-up Servicer, as the case may be, and delivered to the Trustee.

     "Operative Documents" shall mean this Agreement, each Supplement, the Certificates, the Seller Purchase Agreement, the Settlement Purchase Agreements, the Back-up Servicing Agreement, the Intercreditor Agreement, each certificate purchase agreement described in any Supplement, each agreement or instrument related to any Series Enhancement and the other agreements and instruments related to any of the foregoing or any other instruments, documents and/or agreements, if any, designated as such in any Supplement, but shall not include the Revolving Credit Agreement or any of the instruments, documents and agreements executed and/or delivered in connection therewith (other than the Intercreditor Agreement).

     "Opinion of Counsel" shall mean a written opinion of counsel, who, except as otherwise provided herein, may be counsel for, or an employee of, the Person providing the opinion and who shall be reasonably acceptable to the Trustee.

     "Organizational Documents" shall mean the Seller's Certificate of Formation and Limited Liability Company Agreement.

     "Pass-Through Entity" shall mean any entity that, for federal income tax purposes, is a partnership, grantor trust or S corporation (other than the Seller or the Company).

     "Paying Agent" shall mean any paying agent appointed pursuant to Section 6.06.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation (or any successor).

     "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other entity of similar nature.

     "Plan" shall mean, with respect to any Person, any defined benefit plan (as defined in Section 3(35) of ERISA) that (a) is or was at any time during the past six years maintained by such Person or any ERISA Affiliate of such Person, or to which contributions by any such Person are or were at any time during the past six years required to be made or under which such Person has or could have any liability, (b) is subject to the provisions of Title IV of ERISA and (c) is not a Multiemployer Plan.

     "Plan Event" shall mean, with respect to any Person, (a) the imposition of an obligation of such Person or any of its ERISA Affiliates under Section 4041 of ERISA to provide any affected parties written notice of an intent to terminate a Plan in a distress termination described in Section 4041(c) of ERISA, (b) the receipt of any notice by any Plan to the effect that the PBGC intends to apply for the appointment of a trustee to administer any Plan, (c) the termination of any Plan which results in any liability of such Person and/or any of its ERISA Affiliates in excess of the Plan Liability Threshold, (d) the withdrawal of such Person or any ERISA Affiliate of such Person from any Plan described in Section 4063 of ERISA which may reasonably be expected to result in any liability of such Person and/or any of its ERISA Affiliates in excess of the Plan Liability Threshold, (e) the complete or partial withdrawal of such Person or any ERISA Affiliate of such person from any Multiemployer Plan which may reasonably be expected to result in any liability of such Person and/or any of its ERISA Affiliates in excess of the Plan Liability Threshold, (f) a Reportable Event or an event described in Section 4068(f) of ERISA which may reasonably be expected to result in any liability of such Person and/or any of its ERISA Affiliates in excess of the Plan Liability Threshold, and (g) any other event or condition which under ERISA or the Internal Revenue Code may reasonably be expected to constitute grounds for the imposition of a lien on the property of such Person in respect of any Plan or Multiemployer Plan.


     "Plan Liability Threshold" shall mean, with respect to any Person and its ERISA Affiliates, any liability of such Person and such ERISA Affiliates with respect to any Plan Event which when aggregated with all other liabilities of such Person and its ERISA Affiliates incurred as a result of any other Plan Events during the immediately preceding twelve month period, plus any unpaid liabilities of such Person and its ERISA Affiliates arising as a result of any Plan Events occurring at any other time, exceeds $1,000,000.

     "Potential Significant Event" means any event or condition which with the giving of notice or passage of time, or both, would constitute a Significant Event or Series Significant Event.

     "Power of Attorney" shall mean an irrevocable power of attorney executed by a Claimant in favor of the Company (with full power of substitution at the election of the Company) pursuant to a Settlement Purchase Agreement, authorizing the Company (or any such substitute therefor) to act for and on behalf of the Claimant in connection with the enforcement of such Claimant's Settlement.

     "Principal Balance" shall mean, with respect to any Certificate at any time, the outstanding principal balance of such Certificate at such time; provided, that the Principal Balance of any Certificate shall only be reduced upon distribution of any amounts on account of the Principal thereof to or for the benefit of the Certificateholder thereof on a Distribution Date, and the Principal Balance of any Certificate shall be reinstated to the extent any such distribution (or any portion thereof) is rescinded or returned or such Certificateholder is required to return or disgorge or returns or disgorges any such distribution (or any portion thereof) previously made to it.

     "Principal Terms" shall mean, with respect to any Series: (a) the name or designation; (b) the Series Receivables and other Series Trust Assets for such Series; (c) the initial principal amount (or method for calculating such amount); (d) the Certificate Rate (or method for the determination thereof); (e) the payment date or dates and the date or dates from which interest shall accrue; (f) the method for allocating Collections to Certificateholders; (g) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts; (h) the terms on which the Certificates of such Series may be exchanged for Certificates of another Series, repurchased by the Seller or remarketed to other investors; (i) the number of Classes of Certificates of such Series and, if more than one Class, the rights and priorities of each such Class; and (j) the Master Servicing Fees and Back-up Servicing Fees for such Series.

     "Prohibited State" shall mean any state defined in any Supplement as being a Prohibited State.

     "Purchase Price Note" shall mean any of the "Seller Notes" under (and as such term is defined in) the Seller Purchase Agreement.


     "Qualified Annuity Contract" shall mean an Annuity Contract which qualifies as a "qualified funding asset" under Section 130(d) of the Internal Revenue Code.

     "Qualified Assignee" shall mean the Person to which the obligations to make payments under a Settlement have been assigned pursuant to a Qualified Assignment.

     "Qualified Assignment" shall mean an assignment of the obligations to make payments under a Settlement which satisfies Section 130(c) of the Internal Revenue Code.

     "Rating Agency" shall mean each nationally recognized statistical rating organization selected by the Seller to rate the Investor Certificates of any Series or Class.

     "Receivable" shall mean those Scheduled Payments (or portions thereof) due to a Claimant under a Settlement Agreement and the rights to which Scheduled Payments (or such portion thereof) have been transferred by such Claimant to the Company pursuant to a Settlement Purchase Agreement, by the Company to the Seller pursuant to the Seller Purchase Agreement and have been further transferred by the Seller to the Trust for the benefit of the Holders of a specific Series of Certificates, whether such Scheduled Payments (or such portions thereof) constitute accounts, general intangibles, investment property, chattel paper, instruments, documents, securities, cash, or any other kind of property, and "Receivables" shall mean all such Receivables. Without limiting the foregoing in any way, it is understood and agreed that the Holders of Certificates of any Series shall only have rights to, and recourse against, the Series Receivables relating to such Series and shall have no rights in, or recourse against, the Series Receivables relating to any other Series. Notwithstanding the foregoing, the term "Receivable" shall not include any Scheduled Payments received by the Claimant, the Company or the Seller prior to the applicable Series Cut-Off Date for the Series to which such Receivable is to be allocated.

     "Receivables Package" shall mean, with respect to any Receivable, the documents set forth on Schedule IV.

     "Record Date" shall have the meaning, with reference to any Series, specified in the related Supplement.

     "Records" means all Settlement Purchase Agreements and other documents, books, records and other information (including without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to the Receivables and the related Claimants.


     "Rehabilitated" shall have the meaning, with respect to any Receivable, specified in the definition of "Defaulted Receivable."

     "Rehabilitated Receivable" shall mean any Receivable that was a Defaulted Receivable but which has been Rehabilitated (and has not ever again become a Defaulted Receivable).

     "Related Property" means with respect to any Receivables of any Series:
all of the Seller's rights, title, interests, remedies, powers and privileges
(a) under the Settlement Purchase Agreement pursuant to which such Receivable was purchased by the Company and under the related Power of Attorney, (b) all security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, if any, whether pursuant to the Settlement Purchase Agreement related to such Receivable or otherwise, (c) under or pursuant to the Seller Purchase Agreement to the extent relating to such Series, (d) the rights of the Trustee under the Pooling and Servicing Agreement and the Back-up Servicing Agreement, to the extent relating to such Series, (e) all Lock- Box Accounts, Lock-Boxes, Series Payment Accounts, and Series Collection Accounts relating to such Series or into which any Collections relating to such Series are deposited or concentrated; all monies and other items of payment therein relating to such Series; all monies and other items of payment relating to such Series on deposit from time to time in the Master Collection Account to the extent constituting Collections of Trust Assets; and all Eligible Investments purchased with any such amounts and any investment income with respect thereto, (f) all Life Insurance Contracts relating to any Non-Guaranteed Settlements or Commutable Settlements, if any, included as a Series Receivable for such Series, (g) any interest rate hedging instruments or agreements entered into by the Seller in connection with such Series, (h) other agreements or arrangements of whatever character (including guaranties, letters of credit, annuity contracts (including Annuity Contracts) or other credit support) from time to time supporting or securing payment of such Receivables whether pursuant to the Settlement Agreement, the Assignment, the Annuity Contract, the Settlement Purchase Agreement or any other agreement related to such Receivable or otherwise, (i) all UCC financing statements filed by the Company against the Claimants under such Receivables; (j) all Records and all other instruments and rights relating to such Receivables, (k) any other property designated as such for a specific Series pursuant to the related Supplement, and (l) all products and proceeds of any of the foregoing.

     "Reportable Event" shall mean any of the events set forth in Section 4043 of ERISA.

     "Requirements of Law" shall mean any law, treaty, rule or regulation, or final determination of an arbitrator or Governmental Authority, and, when used with respect to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person.


     "Responsible Officer" shall mean, (i) when used with respect to the Trustee, any officer within the corporate trust department (or any successor department or group) of the Trustee including any vice president, assistant vice president, secretary, assistant secretary, treasurer, assistant treasurer, trust officer or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such officer's knowledge of and familiarity with the particular subject and (ii) when used with respect to any other Person, any president, vice president, treasurer or any other officer of such Person customarily performing functions similar to those performed by the Persons who at the time shall be such officers.

     "Revolving Credit Agreement" shall have the meaning specified in the definition of "Revolving Credit Facility."

     "Revolving Credit Facility" shall mean the revolving credit facility provided to the Seller pursuant to that certain Amended and Restated Credit Agreement dated as of February 11, 1997 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Revolving Credit Agreement") among the Company, the Revolving Credit Facility Lenders, ING Capital, as agent, and PNC Bank, National Association, as Servicing Agent, or any replacement or substitution facility therefor.

     "Revolving Credit Facility Lenders" shall mean those financial institutions from time to time providing credit or other financial accommodations to the Company pursuant to the Revolving Credit Facility.

     "Revolving Period" shall have the meaning, if any, with reference to any Series, specified in the related Supplement.

     "S&P" shall mean Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies or its successor.

     "Scheduled Payments" shall mean, (i) when used with respect to any Settlement, those payments from time to time due to be paid by the Obligor or by an Annuity Provider, on behalf of the Obligor, to the Claimant pursuant to the terms of the related Settlement Agreement, and (ii) when used with respect to a Receivable, those payments described in the foregoing clause (i) (or portions thereof), the rights to receive which have been transferred to the Trust.

     "Seller" shall mean J.G. Wentworth Receivables I LLC, a Delaware limited liability company.

     "Seller Certificate" shall mean any of the Structured Settlement Pass-Through Trust Certificates authenticated, executed and delivered by or on behalf of the Trustee pursuant hereto and the related Supplement to evidence the Seller Interest, if any, in any of the Series, in each case, substantially in the form attached to such Supplement.

     "Seller Interest" shall mean, with respect to any Series, any interest of the Seller in the Trust Assets for such Series, if any, which is not evidenced by Investor Certificates.


     "Seller Order" shall mean a written direction or order executed by the Seller and delivered to the Trustee.

     "Seller Purchase Agreement" shall mean that certain Purchase Agreement dated as of the Closing Date between the Company and the Seller, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     "Seller's Account" shall mean the account maintained by the Seller for deposits by the Master Servicers, the Collateral Trustee, the Back-up Servicer or the Trustee in accordance with the Master Servicers' or the Back-up Servicer's instructions, as applicable pursuant hereto or to any applicable Supplement. The initial Seller's Account shall be account no.: 5600813999, maintained at the office of PNC Bank, National Association at PNC Bank, DE, 222 Delaware Avenue, 17th Floor, Wilmington, DE 19801, or such other account as the Seller may designate for such purpose from time to time, maintained at such bank as the Seller may designate from time to time.

     "Seller Split Payment Account" shall mean an account of the Collateral Trustee to be maintained with an Eligible Institution pursuant to Section 4.02 and into which Split Payments are to be deposited in accordance with the Daily Reports and Section 4.02(a). The Seller Split Payment Account shall initially be account number 5600814027 established and maintained with PNC Bank, National Association at PNC Bank, DE, 222 Delaware Avenue, 17th Floor, Wilmington, DE 19801.

     "Series" shall mean any series of Certificates established pursuant to a Supplement.

     "Series Accounts" shall mean, with reference to any Series, any bank accounts established for such Series and designated in the Supplement relating thereto as being "Series Accounts" for such Series, including, for and with respect to each Series (whether or not so specified in such Supplement), the Master Collection Account to the extent of any Collections of the Series Receivables of such Series or the Related Security relating thereto.

     "Series Allocable Collections" shall mean, with respect to any Series, the Collection of the Series Receivables for such Series and the Related Property relating thereto.

     "Series Closing Date" shall mean, with reference to any Series, the date specified as such in the related Supplement.

     "Series Collection Account" shall mean, with reference to any Series, the account designated as such in the related Supplement.

     "Series Collection Account Bank" shall mean, with reference to any Series, the bank at which the Series Collection account for such Series is maintained.

     "Series Cut-Off Date" shall mean, with reference to any Series, the date specified as such in the related Supplement.

     "Series Determination Date" shall have the meaning, with reference to any Series, specified in the related Supplement.

     "Series Enhancement" shall mean the rights and benefits provided to the Trust for the benefit of the Investor Certificateholders of any Series or Class pursuant to any letter of credit, surety bond, cash collateral account, spread account, guaranteed rate agreement, maturity liquidity facility, tax protection agreement, interest rate swap agreement, interest rate cap agreement or other similar arrangement. The subordination of any Series or Class to another Series or Class shall be deemed to be a Series Enhancement. Without limiting the foregoing in any manner, only the Holders of Certificates of the Series or Class of Series for which such Series Enhancement shall have been provided to the Trust shall be entitled to the benefits thereof, and no Holders of any other Series or Class shall have any rights in or recourse to any such Series Enhancement.

     "Series Enhancer" shall mean the Person or Persons providing any Series Enhancement, other than the Investor Certificateholders of any Series or Class which is subordinated to another Series or Class.

     "Series Issuance Date" shall mean, with reference to any Series, the date on which the Investor Certificates of such Series are to be originally issued in accordance with Section 6.02 and the related Supplement.

     "Series Payment Account" shall mean, with reference to any Series, the account designated as such in the related Supplement.

     "Series Receivables" shall mean those Receivables specified on a List of Receivables that have been transferred to the Trust pursuant to any Supplement for the benefit of the Holders of Certificates of the Series designated therein.

     "Series Significant Event" shall have the meaning, with reference to any Series, specified in the related Supplement.

     "Series Trust Assets" shall have the meaning, with reference to any Series, specified in the related Supplement.

     "Service Transfer" shall have the meaning specified in Section 10.01.

     "Servicer Default" shall have the meaning, with reference to any Series, specified in the related Supplement.

     "Servicing Officer" shall mean, with respect to any Master Servicer, any officer or other employee of such Master Servicer or other agent of such Master Servicer who in any case is involved in, or responsible for, the administration and servicing of the Series Receivables for the Series for which such Person acts as Master Servicer and whose name appears on a list of Servicing Officers furnished to the Trustee by such Master Servicer, as such list may from time to time be amended.

     "Settlement" shall mean the Scheduled Payments due or to become due under and in connection with, and all of the Claimant's other rights (but no obligations or liabilities) under, a Settlement Agreement, including payments under any Annuity Contract purchased by any Obligor to fund its obligations under such Settlement Agreement.

     "Settlement Agreement" shall mean a Settlement Agreement entered into between a Claimant and a Settlement Counterparty evidencing, among other things, the obligation of the Settlement Counterparty to make the Scheduled Payments to the Claimant thereunder as compensation by the Settlement Counterparty for a tort, injury or other claim.

     "Settlement Counterparty" shall mean the Person or Persons (including, any Insurer) that entered into, and was originally obligated to make Scheduled Payments under, a Settlement Agreement with a Claimant.

     "Settlement Purchase Agreement" shall mean an agreement between the Company and a Claimant pursuant to which the Company agrees to purchase and the Claimant agrees to sell all or any portion of the Claimant's Settlement under a Settlement Agreement.

     "Significant Event" shall mean, with respect to any Series, (a) any event described in clause (a) or (b) of Section 9.01, and (b) any Series Significant Event with respect to such Series, but only to the extent giving rise to a Significant Event with respect to such Series pursuant to the terms of the applicable Supplement.

     "Split Payment" shall mean, with respect to any Settlement Purchase Agreement pursuant to which the Claimant has reserved an interest (which interest shall solely be in the form of an independent claim against the Company for payment to the Claimant of certain amounts upon, and to the extent of, receipt by the Company of the Scheduled Payments sold by the Claimant to the Company pursuant to such Settlement Purchase Agreement), the amount of such payment obligation (or portion thereof) payable by the Company to such Claimant from time to time pursuant to (and in accordance with) such Settlement Purchase Agreement and the Credit Policy Manual.

     "Successor Servicer" shall have the meaning specified in Section 10.02(a).

     "Supplement" shall mean, with respect to any Series, a Supplement to this Agreement, executed and delivered in connection with the original issuance of the Certificates of such Series pursuant to Section 6.09, and all amendments thereof and supplements thereto.


     "Tax Opinion" shall mean, with respect to any action, an Opinion of Counsel who is not an employee of any Affiliated Entity to the effect that, for federal income tax purposes and Pennsylvania and Delaware state income and franchise tax purposes (a) such action will not adversely affect the Tax Opinion Characterization of the Investor Certificates, (b) such action will not cause a taxable event to any Investor Certificateholder (other than the parties to such action), (c) following such action, neither the Trust nor any portion thereof will be treated as an association (or publicly traded partnership) taxable as a corporation, (d) without limiting the applicability of clauses (a), (b) and (c) of this definition, in the case of the original issuance of Certificates hereunder, the Investor Certificates of each Series and Class thereof should properly be characterized in accordance with the Tax Opinion Characterization and the Trust will not be treated as an association (or publicly traded partnership) taxable as a corporation, and (e) without limiting the applicability of clauses (a), (b) and (c) of this definition, in the case of a subsequent issuance pursuant to Section 6.09(b), the Investor Certificates of each Series and Class issued in connection therewith should properly be characterized in accordance with the Tax Opinion Characterization and neither the Trust nor any portion thereof will be treated as an association (or publicly traded partnership) taxable as a corporation; provided, however, that for purposes of this definition, the term "Investor Certificate" shall be deemed not to include any Investor Certificate of any Series of Class the sole beneficial holders of which are the Seller, the Company as any Affiliate of any of the foregoing.

     "Tax Opinion Characterization" shall mean (other than for state tax purposes), with respect to the Investor Certificates of any Series or Class: (i) in the case of each Series or Class for which the Intended Characterization is debt, characterization as debt, or if not debt, as an interest in a partnership and not in an association (or publicly traded partnership) taxable as a corporation, and (ii) in the case of a Series or Class not described in clause
(i), either as an interest in an entity, which entity is disregarded for federal income tax purposes or as an interest in a partnership and not in an association (or a publicly traded partnership) taxable as a corporation; provided, however, that for purposes of this definition, the term "Investor Certificate" shall be deemed not to include any Investor Certificate of any Series of Class the sole beneficial holders of which are the Seller, the Company as any Affiliate of any of the foregoing..

     "Termination Notice" shall have the meaning specified in Section 10.01.

     "Transfer" and "Transferred" shall have the meanings specified in Section 2.01.

     "Transfer Date" shall have the meaning specified in Section 6.10.

     "Trust" shall mean the SSC Master Trust I created by this Agreement.


     "Trust Account" shall mean any of the Master Collection Account, any Series Collection Account, any Lock-Box Account, any Series Payment Account, and any other bank accounts established and maintained for the benefit of the Trust or any Series, and "Trust Accounts" shall mean all such accounts, collectively.

     "Trust Assets" shall have the meaning specified in Section 2.01.

     "Trustee" shall mean PNC Bank, National Association, in its capacity as trustee on behalf of the Trust, or its successor in interest, or any successor trustee appointed as herein provided.

     "Trustee Fee" shall mean, with reference to any Series, the fee payable to the Trustee solely for its own account in respect of such Series pursuant to the related Supplement.

     "Trustee's Account" shall have the meaning specified in Section 4.03.

     "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

     "U.S. Dollars" or "Dollars" means dollars of the United States of America.

     "Wentworth" shall mean J.G. Wentworth & Company, Inc., a Pennsylvania corporation.

     SECTION 1.02. Other Definitional Provisions. (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable, as in effect in the United States. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles or regulatory accounting principles as in effect in the applicable jurisdiction, the definitions contained herein shall control.

     (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" means "including without limitation".

                                   ARTICLE II


                            TRANSFER OF RECEIVABLES;
                        ORIGINAL ISSUANCE OF CERTIFICATES

     SECTION 2.01. Creation of Trust; Transfer of Receivables. (a) Upon the execution of this Agreement by the parties hereto, there is hereby created the SSC Master Trust I.

     (b) Pursuant to each Supplement, the Seller shall from time to time sell, transfer, assign, set-over and otherwise convey to the Trust without recourse except to the extent otherwise expressly provided for herein or in any applicable Supplement (such action with respect to any Trust Asset being referred to herein as a "Transfer" and so to act being to "Transfer" and "Transferred" shall be deemed to mean any Trust Asset which was the subject of any Transfer), for the benefit of the Holders of the specific Series of Certificates issued pursuant to such Supplement, all of the Seller's right, title and interest in, to and under:

          (i) all of the those certain Receivables set forth on the Lists of Receivables delivered by the Seller to the Trustee on or before each Transfer Date in connection with any Transfers to the Trust for the benefit of such Series;

          (ii) all Related Property relating to such Receivables;

          (iii) all monies due or to become due and all Collections and other amounts received from time to time with respect to such Receivables after the applicable Series Cut-Off Date for the Series to which such Receivables are allocated; and

          (iv) all proceeds (including, without limitation, "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivables so Transferred) of any of the foregoing.

Such property described in the preceding sentence, together with all monies allocable to such Series from time to time on deposit in, and all Eligible Investments and other securities, instruments and other investments purchased from funds allocable to such Series on deposit in, any Lock-Box Account, the Master Collection Account, the applicable Series Collection Account, the applicable Series Payment Account, any other applicable Series Account for such Series and the Trustee's Account, shall constitute the assets of the Trust for the benefit of the Holders of the Certificates of such Series (collectively the "Series Trust Assets," and the Series Trust Assets for all Series shall be referred to collectively as the "Trust Assets").

     Other than the obligation of the Master Servicer and/or the Trustee to remit Split Payments to the Claimants pursuant hereto, no Transfer shall be deemed to constitute, nor is it intended to result in, an assumption by the Trust, the Trustee or any Investor Certificateholder of any obligation of the Claimant, the Company, the Seller or any other Person in connection with the Receivables or under any Settlement Agreement, Settlement Purchase Agreement or Seller Purchase Agreement or under any agreement or instrument relating to any of the foregoing, including, without limitation, any obligation to any Claimant. Each such Transfer to the Trust shall be made to the Trustee, on behalf of the

Series for which it is made, and each reference in this Agreement to such Transfers shall be construed accordingly.

     Without limiting the foregoing in any way, it is hereby expressly agreed by each Certificateholder of each Series, by its acceptance of such Certificate, that it shall not have any interest in, or any rights to, any Series Trust Assets for any other Series.

     The Seller agrees to record and file from time to time, at its own expense, financing statements and other documents (and amendments thereto, assignments thereof and continuation statements, when applicable) with respect to the Receivables and the other Trust Assets now existing and hereafter created meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the Transfers of the Receivables and the other Trust Assets to the Trust, and to deliver a file-stamped copy of each such financing statement or other document or other evidence of such filing to the Trustee on or prior to each Series Closing Date or, with respect to any Transfer made on a date other than a Series Closing Date, such Transfer Date or, in the case of any financing statement, continuation statement or other document filed by the Seller after the Closing Date, promptly after the filing thereof. The Trustee shall be under no obligation whatsoever to file such financing statements, documents, amendments, assignments or continuation statements, or to make any other filing under the UCC in connection with any Transfer.

     The Seller further agrees, at its own expense, on or prior to any Transfer Date to indicate in its files that the Receivables which are the subject of any such Transfer have been conveyed to the Trust in accordance with this Agreement for the benefit of the Certificateholders of a particular Series.

     The parties hereto intend that the Transfers of Trust Assets contemplated hereby shall constitute sales and/or absolute transfers of such Trust Assets by the Seller to the Trust for value. To the extent, however, that such Transfers are deemed not to constitute sales or absolute transfers of such Trust Assets, the Seller intends that this Agreement shall constitute a security agreement under the UCC (as defined in the UCC as in effect in the State of Delaware). In connection therewith, the Seller hereby grants to the Trustee on the terms and conditions of this Agreement a security interest, which except as otherwise expressly permitted hereunder in the case of instruments pending delivery thereof to the Trustee, shall be a first priority perfected security interest, in and against all of the Seller's right, title and interest in and to the Receivables and the other Trust Assets from time to time Transferred to the Trust for the purpose of securing the rights of the Trustee for the benefit of the Certificateholders and each Series Enhancer, in each case, for the Series in respect of which such Trust Assets were so conveyed to the Trust under this Agreement and the applicable Supplement.

     SECTION 2.02. Acceptance by Trustee. (a) The Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest in and to the Trust Assets, now existing and hereafter created, so Transferred to the Trust pursuant to Section 2.01 and any applicable Supplement and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of the Certificateholders of the Series in respect of which such Trust Assets were so Transferred to the Trust.

     (b) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

     SECTION 2.03. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Trust as of the date hereof and on each date hereafter until the termination of the Trust pursuant to Section 12.01, that:

     (a) Organization and Good Standing. The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under the Operative Documents.

     (b) Due Qualification. The Seller is duly qualified to do business and is in good standing as a foreign limited liability company, and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals has, or could reasonably be expected to have, a Material Adverse Effect.

     (c) Due Authorization; Conflicts. The execution, delivery and performance by the Seller of the Operative Documents are within the Seller's powers, have been duly authorized by all necessary company and member action, and do not contravene (i) the Seller's Organizational Documents, (ii) any law, rule, regulation, order, or decree binding on, or affecting, the Seller and the violation of which has, or could reasonably be expected to have, a Material Adverse Effect, or (iii) any agreement, contract, indenture, mortgage, or other instrument, document or agreement to which the Seller or any of its assets are subject or may be effected.

     (d) Consents. No authorization or approval or other action by, and no notice to or registration of or filing with, any Governmental Authority or other regulatory body is required to be made or obtained by the Seller or the Company for the due execution, delivery and performance by the Seller, or to insure the legality, validity, binding effect or enforceability of, the Operative Documents, except for the filing of UCC financing statements against the Seller in respect of the transactions contemplated herein all of which that need to be filed to perfect the interest of the Trust in the Trust Assets (as comprised as of the date of the making or remaking of this representation and warranty) have been so made.

     (e) Enforceability. Each of the Operative Documents is and will be the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally or general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     (f) Proceedings. There are no judgments or other judicial or administrative orders outstanding against the Seller nor is there any pending or, to the best of the Seller's knowledge, threatened action or proceeding affecting the Seller before any court, governmental agency or arbitrator, which has, or could reasonably be expected to have, a Material Adverse Effect.

     (g) Compliance with Laws, Etc. The Seller is not in violation of any law, rule, regulation, order, writ, judgment, decree, determination or award applicable to it or any of its properties or any indenture, lease, loan or other agreement to which it is a party or by which it or its assets may be bound or affected, the violation of which, in any of the foregoing cases, would have, or could reasonably be expected to have, a Material Adverse Effect.

     (h) Margin Regulations. The Seller will not use any of the proceeds that it receives pursuant hereto or any Supplement for any purpose which will conflict with or contravene any of Regulations G, T, U or X promulgated by the Federal Reserve Board from time to time.

     (i) Locations. The principal place of business and chief executive office of the Seller are located at the address of the Seller set forth in Section 13.05, and the offices where the Seller keeps all of its records relating to the Receivables are located at the addresses set forth on Schedule II hereto, or, in each case, at such other locations notified to the Trustee and each Series Enhancer (other than an Affiliated Entity) in accordance with Section 2.05(e), in jurisdictions with respect to which all applicable actions required by the last three paragraphs of Section 2.01 have been taken and completed.

     (j) Lock-Box Banks. The names and addresses of all the Lock-Box Banks, and the account numbers of all Lock-Box Accounts and the related lock-boxes at such Lock-Box Banks, are in each case specified in Schedule III hereto or have been notified to the Trustee and with respect to which all action required to be taken pursuant to Section 3.04 has been taken. The Lock-Box Banks are the only institutions holding any lock-box accounts or lock-boxes for the receipt of Scheduled Payments in respect of the Receivables. All Annuity Providers have been directed to make payments on the Annuity Contracts relating to the Receivables to a Lock-Box Account (or a related lock-box) covered by a Lock-Box Notice, and such instructions are in full force and effect.

     (k) ERISA Matters. Except as set forth on Schedule VI, neither the Seller nor any of its ERISA Affiliates has maintained or participated in any Plan or Multiemployer Plan during the past six (6) years. With respect to any such Plan and/or Multiemployer Plan, (i) such Plan and/or Multiemployer Plan complied and complies in all material respects with all applicable Requirements of Law, (ii) no Reportable Event has occurred with respect to any such Plan and/or Multiemployer Plan, (iii) no such Plan or Multiemployer Plan has been terminated, and (iv) no funding deficiency has occurred in respect of any such Plan or Multiemployer Plan, except, in each case, where the occurrence of any of the foregoing could not be reasonably expected to result in liability to the Seller in excess of the Plan Liability Threshold or result in a Lien against the Trust Assets (or any portion thereof) which would require the payment of an amount in excess of the Plan Liability Threshold to satisfy. With respect to any such Plan or Multiemployer Plan that is intended to qualify for special tax treatment under Sections 401(a) or 403(a) of the Internal Revenue Code, such Plan or Multiemployer Plan is in compliance with the applicable requirements of the Internal Revenue Code for such qualifications.

     (l) Pro-Forma Balance Sheet. The pro-forma balance sheets of the Seller as at the Closing Date certified by the Chief Financial Officer of the Seller, copies of which have been provided to the Trustee, present fairly the financial condition of the Seller on a pro-forma basis as of such date after giving effect to the transactions contemplated under the Operative Documents to take place on such date.

     (m) Taxes. The Seller has filed all federal, state and material local tax returns which it is required by law to file and has paid all material taxes, assessments and other governmental charges due in respect of its respective returns, except to the extent that any such taxes, assessments or other governmental charges are being contested in good faith and as to which the Seller has set aside on its books adequate reserves.

     (n) Other Agreements. Other than the Operative Documents, the Seller is not a party to any material lease, contract, agreement, understanding or commitment of any kind which, if breached, has, or could reasonably be expected to directly or indirectly have, a Material Adverse Effect.

     (o) Accuracy of Information. Each certificate, information, exhibit, financial statement, document, book, record, report or disclosure furnished by the Seller to the Trustee, any Master Servicer, the Back-Up Servicer, any Series Enhancer or any Investor Certificateholder (other than an Affiliated Entity) is accurate in all material respects and contains no untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading.

     (p) Investment Company Act Matters. The Seller is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act.

     (q) Title to Property. The Seller, immediately prior to the Transfer to the Trust of any Receivables, had good, indefeasible, and merchantable title to and ownership of such Receivables, free and clear of all Liens.


     (r) Tradenames. The Seller has no tradenames, fictitious names, assumed names or "doing business as" names and since its incorporation, the Seller (i) has not been the subject of any merger or other corporate reorganization that resulted in a change of name, identity or corporate structure or (ii) had any other name.

     (s) Subsidiaries. The Seller has no subsidiaries.

     (t) Solvency. After giving effect to each Transfer of Trust Assets hereunder, the Seller is and will be solvent and able to pay its debts as they come due, and has and will have adequate capital.

     (u) Valid Transfer. The Seller Purchase Agreement creates a valid sale, transfer and assignment to the Seller of all right, title and interest of the Company in and to all Receivables and Related Property conveyed to the Seller thereunder. This Agreement constitutes a valid sale, transfer and assignment to the Trust of all right, title and interest of the Seller in and to the Receivables now or hereafter Transferred to the Trust during the period from the date hereof until the termination of the Trust and in and to all other Trust Assets and the proceeds thereof free and clear of any Lien, except as created hereby or otherwise permitted hereunder, or, if this Agreement does not constitute such a sale, transfer and assignment, constitutes a valid grant to the Trust of a "security interest" (as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in the Receivables and other Trust Assets created hereunder), which is and shall be a first priority perfected security interest, in all right, title and interest of the Seller in and to the Receivables now or hereafter Transferred to the Trust pursuant hereto during the period from the date hereof until the termination of the Trust and in and to all other Trust Assets and the proceeds thereof which will be enforceable by the Trustee upon such creation of such security interest.

     (v) No Claim or Interest. Except as otherwise provided in this Agreement or any Supplement, neither the Seller nor any Person claiming through or under the Seller has any claim to or interest in the Trust Accounts.

     (w) Offering of Certificates. The Seller has not taken or caused to be taken, and has no knowledge that any other Person has taken, any action which would subject the issuance or sale of any Certificate to the provisions of
Section 5 of the Act or to the qualification provisions of any securities or Blue Sky law of any applicable jurisdiction.

     (x) Originator Receivables. The Seller has given reasonably equivalent value to the Company (which may include additional equity interests in the Seller) in consideration for the transfer to the Seller by the Company of the Receivables and Related Property pursuant to the Seller Purchase Agreement, and no such transfer has been made for or on account of an antecedent debt owed by the Company to the Seller.

     The representations and warranties made pursuant to this Section 2.03 shall survive the making thereof. Upon discovery by the Seller, any Master Servicer, the Back-Up Servicer or the Trustee of a material breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties and to each Series Enhancer. The

Trustee's obligations in respect of any such breach are limited as provided in
Section 11.02(g).

     SECTION 2.04. [Reserved].

     SECTION 2.05. Affirmative Covenants of the Seller. The Seller hereby covenants that, without the prior written consent of the Majority Control Parties, until the termination of the Trust:

     (a) Compliance with Law. The Seller will comply in all material respects with all Requirements of Law applicable to the Seller, its business and properties and the Trust Assets.

     (b) Preservation of Existence. The Seller will preserve and maintain its existence, rights, franchises and privileges as a limited liability company in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign limited liability company in each jurisdiction where the failure to maintain such qualification has, or could reasonably be expected to have, a Material Adverse Effect.

     (c) Inspection of Books and Records. The Trustee, each Series Enhancer, the Control Party for each Series (or, if such Control Party is a designated percentage of the Investor Certificateholders for any Series, a representative of such Control Party) and independent accountants appointed by, or other agents of, any of the foregoing, shall have the right, upon reasonable prior written notice to the Seller, to visit the Seller, to discuss the affairs, finances and accounts of the Seller with, and to be advised as to the same by, its officers, and to examine the books of account and records of the Seller, and to make or be provided with copies and extracts therefrom, all at such reasonable times and intervals (but, so long as no Significant Event has occurred and is continuing, not more than once in any six month period) and to such reasonable extent during regular business hours as the Trustee, such Series Enhancer, such Control Party (or designated representative thereof) or such accountants or agents appointed by any of the foregoing, as applicable, may desire.

     (d) Keeping of Records and Books of Account. (i) The Seller itself or through its agents will keep proper books of record and account, which shall be maintained or caused to be maintained by the Seller and shall be separate and apart from those of any Affiliate of the Seller, in which full and correct entries shall be made of all financial transactions and the assets and business of the Seller in accordance with generally accepted accounting principles consistently applied, and (ii) maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof) and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of all Collections of and adjustments to each existing Receivable).


     (e) Location of Records. The Seller will keep its principal place of business and chief executive office at the address of the Seller referred to in
Section 2.03(j) and shall keep the other offices where it keeps the books, records and documents regarding the Trust Assets at the addresses of the Seller referred to on Schedule II, or, in either case, upon 30 days' prior written notice to the Trustee and each Series Enhancer, at any other location within the United States with respect to which all applicable action required by the last three paragraphs of Section 2.01 shall have been taken and completed.

     (f) Maintenance of Separate Member. The Seller will maintain at least two independent members, neither of which otherwise is (or at any time during the last five years has been) a direct, indirect or beneficial officer, general partner, member, director, employee, affiliate, associate, creditor, customer or supplier of any of the Affiliated Entities (unless acting as such in an independent capacity), nor a direct, indirect or beneficial owner of the outstanding equity interest (including, limited partnership interests or limited liability company interest) of any of the Affiliated Entities (any such Person also being a "Affiliated Entity"), nor a relative of any of the foregoing, nor a trustee in bankruptcy for any of the foregoing.

     (g) Seller Purchase Agreement. The Seller will at its expense timely perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Seller Purchase Agreement, maintain the Seller Purchase Agreement in full force and effect, enforce the Seller Purchase Agreement in accordance with its respective terms, and, at the request of the Trustee, make to the Company such reasonable demands and requests for information and reports or for action as the Trustee may request to the extent that the Seller is entitled to do the same thereunder.

     (h) Payment of Taxes, Etc. The Seller will pay promptly when due all material taxes, assessments and governmental charges or levies imposed upon it or any Trust Asset (other than for any income or gain realized thereon after the Transfer thereof to the Trust, which income and/or gain shall be allocable among the affected Certificateholders in accordance with the related Supplements), or in respect of its income or profits therefrom, and any and all material claims of any kind (including, without limitation, claims for labor, materials and supplies), except where such tax, assessment, charge or levy is being contested in good faith and by proper proceedings and adequate reserve have been set up and are being maintained in respect thereof on the Seller's books and records.

     (i) Reporting Requirements. The Seller will furnish to the Trustee and the Series Enhancer for each affected Series whereupon the Trustee shall promptly thereafter send a copy thereof to each Certificateholder of each affected Series and each Rating Agency rating any of the Certificates of such affected Series:

          (1) within 60 days after the end of each of the first three quarters of each fiscal year of the Seller, unaudited balance sheets of the Seller as of the end of such quarter, and unaudited statements of income of the Seller each for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, prepared in accordance with GAAP (subject to year-end adjustments) and certified by the chief financial officer or chief accounting officer of the Seller as fairly presenting the financial condition of the Seller as at the dates covered thereby;

          (2) within 90 days after the end of each fiscal year of the Seller, a copy of the audited balance sheets of the Seller as of the end of such year and the related statements of income and retained earnings of the Seller for such year, together with a letter from the Seller's independent certified public accounting firm certifying that after reviewing such financial statements such accounting firm believes that such financial statements have been prepared in accordance with GAAP and fairly present the financial condition of the Seller with respect to the periods to which they speak;

          (3) (A) promptly after becoming aware of the occurrence of each Significant Event, Potential Significant Event, Series Significant Event, and Servicer Default, the statement of the chief financial officer or chief accounting officer of the Seller setting forth details of such occurrence or event and the action which the Seller has taken and proposes to take with respect thereto, and (B) as soon as possible and in any event within two Business Days after obtaining knowledge thereof, notice of any other event, development or information which has, or is reasonably likely to have, a Material Adverse Effect with respect to any Series;

          (4) promptly, and in any event within five Business Days, after the Seller's receipt thereof, copies of all notices, requests, and other documents (excluding regular periodic reports) delivered or received by the Seller under or in connection with the Seller Purchase Agreement; and

          (5) promptly, and in any event within five Business Days, after the Seller acquires knowledge of the occurrence of any event described in the definition of "Plan Event" (as determined without giving effect to any limitations as to materiality or dollar thresholds contained in such definition).

     (j) Acquisition of Receivables from the Company. With respect to each Receivable acquired by the Seller from the Company, the Seller shall (i) acquire such Receivable pursuant to and in accordance with the terms of the Seller Purchase Agree ment, (ii) take all action necessary to perfect, protect and more fully evidence the Seller's ownership of such Receivable, including, without limitation, (A) filing and maintaining effec tive financing statements and continuations thereof (Forms UCC-1 and UCC-3) against the Company in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices and (B) executing or causing to be executed such other instruments or notices (other than to the Claimant, the Assignee or the Annuity Provider) as may be necessary or appropriate and (iii) take all additional action that the Trustee or the Majority Control Parties may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement, the Investor Certificateholders of the affected Series and the Series Enhancers of the affected Series in the applicable Receivables.

     (k) Collections. In the event that the Seller or any other Affiliated Entity receives any Collections, the Seller agrees to hold, or cause such Affiliated Entity to hold, all such Collections in trust and to deposit, or cause such Affiliated Entity to deposit, such Collections to a Lock-Box Account, the Master Collection Account or the applicable Series Collection Account relating to the applicable Series to which such Collection relates, in each case, as soon as practicable, but in no event later than two Business Days after its receipt thereof.

     (l) Computer Services. The Seller and/or Wentworth either itself owns, or has taken such action as may be necessary (including, without limitation, obtaining any necessary consents from licensors or other Persons) to provide the Master Servicers, the Back-up Servicer, the Trustee and any Successor Servicer with such licenses, sublicenses and/or assignments of contracts as the Master Servicers, the Trustee, or any Successor Servicer shall from time to time require for its use of all services and computer hardware or software that relate to the servicing of the Receivables or the other Trust Assets for each Series. The Seller and Wentworth each hereby grants the Master Servicers, the Back-up Servicer, the Trustee and each Successor Servicer an irrevocable license (with respect to the services, and computer hardware and software that it owns) or sublicense (with respect to all other such services, hardware and software) to use such services, hardware or software in connection with the servicing, collection and monitoring of the Receivables (subject to reasonable confidentiality restrictions and restrictions limiting such use to the collection, servicing and monitoring of the Receivables, which restrictions have already been established with respect to the Back-up Servicer and, with respect to any other Person other than the Back-up Servicer, shall be determined at such time as such Person is charged with the servicing of the Receivables). As of the Closing Date, all such computer software and hardware is currently owned by Seller and/or Wentworth and is licensed to the Back-up Servicer irrevocably until the termination of the Back-up Servicing Agreement. From and after the Closing Date, the Seller or Wentworth, as applicable, shall deliver to the Trustee a copy of each consent (or evidence that such consent is not required) from all necessary parties with respect to any such services, hardware or software prior to the date the Seller or Wentworth enters into any license to use such service or software to service, monitor and collect any Receivables of any Series.

     (m) ERISA. The Seller shall not allow any Plan maintained by the Seller or any of its ERISA Affiliates to incur any "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the Internal

Revenue Code), whether or not waived. Each of the Seller and each ERISA Affiliate of the Seller shall timely make all contributions required by it to be made by it to any Plans and/or Multiemployer Plans to which contributions are or shall be required to be made by the Seller or such ERISA Affiliate, and no event requiring notice to the PBGC under Section 302(f) of ERISA shall occur with respect to any such Plan, in any case, that could reasonably be expected to result, directly or indirectly, in any Lien being imposed on the property of the Seller or the payment of any amount in excess of the Plan Liability Threshold to avoid such Lien. No Plan Event with respect to the Seller or any of its ERISA Affiliates shall occur that could reasonably be expected to result, directly or indirectly, in any Lien being imposed on the property of the Seller or the payment of any amount in excess of the Plan Liability Threshold to avoid such Lien.

     (n) Accounting for Transfers. The Seller shall treat the transfers and conveyances of the Receivables by the Company to it pursuant to the Seller Purchase Agreement as sales and absolute transfers thereof for all tax and accounting purposes.

     (o) Fidelity Insurance. The Seller shall maintain, at its own expense, a fidelity insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting on behalf of the Seller in any capacity with regard to the Receivables to handle documents and papers related thereto. Any such fidelity insurance shall protect and insure the Seller against losses, including forgery, theft, embezzlement, and fraud, and shall be maintained in an amount of at least $10,000,000 or such lower amount as the Majority Control Parties may in their commercially reasonable credit judgment designate to the Seller from time to time, and in a form acceptable to the Majority Control Parties in its commercially reasonable judgement. No provision of this Section 2.05(o) requiring such fidelity insurance shall diminish or relieve the Seller from its duties and obligations as set forth in this Agreement or any of the other Operative Documents. The Seller shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity policy coverage and, by the terms of such fidelity policy, the coverage afforded thereunder extends to the Seller. Upon the request of the Trustee or any Control Party, the Seller shall cause to be delivered to the Trustee or such Control Party, as applicable, a certification evidencing coverage under such fidelity policy. Any such insurance policy shall contain a provision or endorsement providing that such policy may not be canceled or modified in a materially adverse manner without ten (10) days' prior written notice to the Trustee.

     SECTION 2.06. Negative Covenants of the Seller. The Seller hereby further covenants that, without the prior written consent of the Majority Control Parties, until the termination of the Trust:

     (a) No Liens. Other than pursuant to a Transfer hereunder or as otherwise contemplated herein, the Seller will not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume or suffer to exist any Lien on, any Trust Asset, whether now existing or hereafter created, or any interest therein, and the Seller shall defend the right, title and interest of the Trust in and to the Trust Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.


     (b) Activities of the Seller. The Seller will not engage in, enter into or be a party to any business, activity or transaction of any kind other than the businesses, activities and transactions authorized in its Organizational Documents as in effect as of Closing Date, or as otherwise amended with the prior written consent of the Trustee and the Majority Control Parties and, with respect of which amendment, the Rating Agencies then rating the Certificates of any outstanding Series or Class shall have confirmed that such amendment would not cause the reduction or withdrawal of such rating of any such Series or Class.

     (c) Indebtedness. Except as contemplated herein (including any Supplement hereto) with respect to any other subsequent issuances of Certificates of other Series hereunder, the Seller will not create, incur or assume any Indebtedness or enter into any other securitization transaction or any other off- balance sheet financing arrangement, other than (i) Indebtedness arising under the Seller Purchase Agreement to the extent evidenced by a Purchase Price Note and
(ii) any additional Indebtedness (not secured by Settlements) arising in the ordinary course of business in an aggregate amount outstanding at any time not to exceed $500,000.

     (d) Guarantees. The Seller will not become or remain liable, directly or contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise.

     (e) Investments. The Seller will not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate or any other Person except for (i) purchases of assets permitted pursuant to the Seller's Organizational Documents and (ii) loans, advances, extensions, investments and contributions in connection with any financing arrangements permitted pursuant to Section 2.06(c)(D).

     (f) Extension or Amendment of Receivables. The Seller will not extend, amend or otherwise modify (or consent to, or fail to object to, any such extension, amendment or modification by the Company or any of the Master Servicers of) the terms of any Receivable or rescind or cancel, or permit the rescission or cancellation of, any Receivable except:

          (i) as permitted under any Supplement with respect to the Series Receivables thereunder;

          (ii) as ordered by a court of competent jurisdiction or other Governmental Authority;


          (iii) to the extent that any representation or warranty of the Seller with respect to any Series Receivable under Section 2.04, the Supplement relating to such Series, or, in the case of the initial issuance hereunder, in any certificates delivered by any officer of J.G. Wentworth Structured Settlement Funding Corporation for, and on behalf of, the Company (either individually and/or in its capacity as a member or manager of the Seller) in connection with any of the opinions of counsel delivered on the Closing Date was incorrect when made or deemed made, the Seller shall, within five Business Days after learning thereof, either (x) convey to the Trust, for the benefit of the Series to which such affected Receivable was allocated, in exchange for the affected Series Receivable, one or more different Receivables to be described on a List of Receivables delivered to the Trustee and having a Discounted Receivables Balance approximately equal to (but not less than) than that of the Receivable being so replaced (provided that for purposes of this clause, the Discounted Receivables Balance of such Series Receivable being so replaced shall be calculated by treating any past due Scheduled Payments thereon as if such payments were due on the date of such calculation and the Discounted Receivables Balance of the replacement Series Receivable shall be calculated without giving effect to any past due Scheduled Payments owing thereon), or (y) repurchase, in cash delivered to the Series Collection Account for such Series, such affected Series Receivable from the Trust for an amount equal to the Discounted Receivables Balance (as calculated by treating any past due Scheduled Payments thereon as if such payments were due on the date of such calculation) of such Series Receivable, whereupon, in either case, the Series Receivable being replaced or repurchased shall cease to be a "Series Receivable" and, in the case of clause (x), any such new Settlement shall become a "Series Receivable" for such Series (it being agreed that the incorrectness of any such representation or warranty, and the substitution or repurchase obligation of the Seller pursuant to this clause (iii) resulting therefrom, shall in each case, be determined without giving effect to any limitation on the "knowledge," "best of knowledge" or other similar limitation on the knowledge of the Seller contained in any such representation or warranty; and

          (iv) the Seller may (but shall not be obligated) from time to time to,
     (x) add to the Series Receivables of any Series additional Scheduled Payments due under the Settlement Agreement (but not previously included in the Trust Assets) relating to any Receivable of such Series which became a Defaulted Receivable pursuant to clause (e) of the definition thereof (whether or not such Defaulted Receivable has since been Rehabilitated), in substitution for (and in consideration of) any diverted Scheduled Payment originally included as part of such Series Receivable, which additional Scheduled Payments shall be described on a List of Receivables delivered to the Trustee, or (y) repurchase any such Series Receivable, in cash delivered to the Series Collection Account for such Series, for a purchase price equal to the Discounted Receivables Balance of such Receivable (as calculated by treating any past due Scheduled Payments thereon as if such payments were due on the date of such calculation), whereupon, in the case of clause (x), such new Scheduled Payments shall become part of the "Series Receivables" for such Series and, in the case of clause (y), the Series Receivable being repurchased shall cease to be a "Series Receivable"; provided that, for all purposes hereunder, any such Receivable which was a Defaulted Receivable prior to such extension, adjustment or modification shall remain a Defaulted Receivable until the same shall have been otherwise Rehabilitated; and

it is further understood, agreed and acknowledged that certain of the Settlements provide that they may be prepaid upon the death of the Claimant and that such prepayment may be discounted into a present value in accordance with a formula set forth in the related Settlement Agreement or the related Annuity Contract (any such Settlement being a "Commutable Settlement").

     (g) Change in Credit Policy Manual. The Seller will not make, or consent or fail to object to, any change in the Credit Policy Manual which change could be reasonably likely to materially impair or delay the collectibility of any Receivable or result in a deterioration in the creditworthiness of the Obligors generally.

     (h) Deposits to Lock-Box Accounts or the Master Collection Account; Deposits to Series Collection Accounts. The Seller will not deposit or otherwise credit, or cause to be so deposited or credited, or consent or fail to object to any such deposit or credit, to any Lock-Box Account or the Master Collection Account of cash proceeds other than Collections of Receivables and other Trust Assets; provided, that to the extent any amounts other than Collections of Receivables and the Related Property relating thereto are so deposited on any date, it shall not constitute a breach hereunder if such other funds are identified and are removed from such account within two Business Days after such amounts were so deposited in such account.

The Seller will not deposit or otherwise credit, or cause to be so deposited or credited, or consent or fail to object to any such deposit or credit, to any Series Collection Account cash proceeds other than Collections of the Series Receivables and other Series Trust Assets of the Series to which such account relates; provided that to the extent any such other amounts are so deposited on any date, it shall not constitute a breach hereunder if such other funds are identified and are removed from such account within two Business Days after such amounts were so deposited in such account.

     (i) Receivables Not To Be Evidenced by Promissory Notes. The Seller will take no action to cause any Receivable to be evidenced by any "instrument" (as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivable created hereunder), except in connection with its enforcement, in which event the Seller shall deliver such instrument to the Trustee, for the benefit of the Certificateholders of the Series to which such Receivables relates, as required pursuant to Section 2.01.

     (j) Change in Name or Jurisdiction of Organization. The Seller will not (i) make any change to its name or principal place of business or use any tradenames, fictitious names, assumed names or "doing business as" names unless, at least 30 days prior to the effective date of any such name change, change in principal place of business, or use, the Seller delivers to the Trustee such financing statements (Forms UCC-1 and UCC-3) and such other documents or instruments executed by the Seller as shall be necessary to maintain the perfection of the Trustee's ownership or security interest in the Trust Assets free and clear of all other Liens or which the Trustee or any of the Control Parties may reasonably request to reflect such change or (ii) change its jurisdiction of organization unless the Trustee shall have received from the Seller (A) written notice of such change at least 10 days prior to the effective date thereof, and (B) prior to the effective date thereof, an Opinion of Counsel, in form and substance reasonably satisfactory to the Trustee, as to such organization and the Seller's valid existence and good standing and as to the matters referred to in Section 2.03(e).

     (k) Seller Purchase Agreements. The Seller will not (i) cancel or terminate the Seller Purchase Agreement or consent to or accept any cancellation or termination thereof, (ii) amend or otherwise modify any term or condition of the Seller Purchase Agreement or give any consent, waiver or approval thereunder,
(iii) waive any default under or breach of the Seller Purchase Agreement or (iv) take any other action under the Seller Purchase Agreement not required by the terms thereof to the extent that it would materially impair the value of any Trust Asset or the rights or interests of the Seller thereunder or of the Trustee or any Investor Certificateholders hereunder or thereunder.

     (l) Organizational Documents. Except as permitted by Section 2.06(j), the Seller will not amend any of its Organizational Documents in any manner which would adversely affect the Certificateholders or the Trust Assets, as confirmed by an Opinion of Counsel of the Seller to the Trustee and the confirmation by each of the Rating Agencies then rating the Certificates of any outstanding Series or Class that such amendment would not cause the reduction or withdrawal of such rating of any such Series or Class.

     (m) Maintenance of Separate Existence. The Seller shall take all reasonable steps to continue its identity as a separate legal entity and to make it apparent to third Persons that it is an entity with assets and liabilities distinct from those of Wentworth, the Company, the other Affiliated Entities or any other Person, and that it is not a division of any of the Affiliated Entities or any other Person. In that regard, and without limiting the foregoing in any manner, the Seller shall:

          (1) maintain its limited liability company existence and make independent decisions with respect to its daily operations and business affairs and not be controlled in making such decisions by any other Affiliated Entity or any other Person;

          (2) maintain at least two members neither of which otherwise is (or at any time during the last five years has been) a direct, indirect or beneficial officer, general partner, member, director, employee, affiliate, associate, creditor, customer or supplier of any of the Affiliated Entities (unless acting as such in an independent capacity), nor a direct, indirect or beneficial owner of the outstanding equity interest (including, limited partnership interests or limited liability company interest) of any of the Affiliated Entities, nor a relative of any of the foregoing, nor a trustee in bankruptcy for any of the foregoing;

          (3) maintain separate and clearly delineated office space owned by it or evidenced by a written lease or sub lease (even if located in an office owned or leased by, or shared with, another Affiliated Entity);

          (4) maintain its assets in a manner which facilitates their identification and segregation from those of any of the other Affiliated Entities;

          (5) maintain a separate telephone number which will be answered only in its own name and separate stationery and other business forms;

          (6) conduct all intercompany transactions with the other Affiliated Entities on terms which the Seller reasonably believes to be on an arm's-length basis;

          (7) not guarantee any obligation of any of the other Affiliated Entities, nor have any of its obligations guaranteed by any other Affiliated Entity or hold itself out as responsible for the debts of any other Affiliated Entity or for the decisions or actions with respect to the business and affairs of any other Affiliated Entity, nor seek or obtain credit or incur any obligation to any third-party based upon the creditworthiness or assets of any other Affiliated Entity or any other Person;

          (8) except as expressly otherwise permitted hereunder or under any of the other Transaction Documents, not permit the commingling or pooling of its funds or other assets with the assets of any other Affiliated Entity;

          (9) maintain separate deposit and other bank accounts to which no other Affiliated Entity (other than as a Master Servicer) has any access;

          (10) maintain financial records which are separate from those of the other Affiliated Entities;

          (11) compensate (either directly or through reimbursement of its allocable share of any shared expenses) all employees, consultants and agents, and Affiliated Entities, to the extent applicable, for services provided to the Seller by such employees, consultants and agents or Affiliated Entities, in each case, from the Seller's own funds;

          (12) have agreed with each of the other relevant Affiliated Entities to allocate among themselves shared overhead and corporate operating services and expenses which are not reflected in the Master Servicing Fee (including without limitation the services of shared employees, consultants and agents and reasonable legal and auditing expenses) on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to actual use or the value of services rendered;

          (13) pay for its own account for accounting and payroll services, rent, lease and other expenses (or its allocable share of any such amounts provided by one or more other Affiliated Entity) and not have such operating expenses (or the Seller's allocable share thereof) paid by any of the Affiliated Entities, provided, that Wentworth and/or the Company shall be permitted to pay the initial organizational expenses of the Seller;

          (14) maintain adequate capitalization in light of its business and purpose;

          (15) conduct all of its business (whether in writing or orally) solely in its own name through its duly authorized officers, employees and agents;

          (16) not make or declare any dividends or other distributions of cash or property to the holders of its equity securities or make redemptions or repurchases of its equity securities, in either case, on a periodic basis any more frequently than monthly or otherwise, in certain other irregular cases, in accordance with appropriate corporate formalities and consistent with sound business judgment; and all such distributions, redemptions or repurchases shall only be permitted to be made hereunder out of Available Seller Funds and only to the extent that it is not violative of any applicable law and no Significant Event or Potential Significant Event then exists or would result therefrom;

          (17) maintain at least one employee (which employee may be shared with an Affiliate pursuant to a written agreement allocating the compensation and other remuneration and benefits for such employee as among such parties) in charge of day-to-day operations of the Seller;

          (18) otherwise practice and adhere to corporate formalities such as complying with its Organizational Documents and member and manager resolutions, the holding of regularly scheduled meetings of members and managers, and maintaining complete and correct books and records and minutes of meetings and other proceedings of its members and managers; and

          (19) not fail to maintain all policies and procedures or take or continue to take all actions necessary or appropriate to ensure that all factual assumptions set forth in those certain Opinions of Counsel of the Seller delivered on the Closing Date concluding that sales of Receivables by the Company to the Seller made pursuant to the Seller Purchase Agreement would constitute true sales and that the Seller would not be substantively consolidated with the Company or Wentworth following the occurrence of an Insolvency Event with respect to either such Person.

     (n) Merger and Other Transactions. The Seller will not (i) enter into any transaction of merger or consolidation, or convey or otherwise dispose of any material portion of its assets (except as contemplated herein) to any Person or Person(s), (ii) terminate, liquidate or dissolve itself (or suffer any termination, liquidation or dissolution), (iii) acquire any Person other than as permitted hereunder and under its Organizational Documents, or (iv) appoint any Person other than the Company or an Affiliate of the Company to be the manager or controlling co-manager of the Seller.

     (o) Transactions with Affiliates. The Seller will not enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions contemplated by the Seller Purchase Agreement and (ii) any other transactions (including, without limitation, the lease of office space or computer equipment or software by the Seller from an Affiliate and the sharing of employees and employee resources and benefits) (A) in the ordinary course of business or as otherwise permitted hereunder, (B) pursuant to the reasonable requirements and purposes of the Seller's business, (C) upon fair and reasonable terms (and, to the extent material, pursuant to written agreements) that are consistent with market terms for any such transaction (including, any financing arrangements entered into pursuant to Section 2.06(c)(D)), and (D) not inconsistent with the factual assumptions set forth in the opinion letters referred to in clause (19) of Section 2.06(m).

     (p) Change in Lock-Box Accounts and Instructions to Obligors. The Seller will not add or terminate any institution as a Lock-Box Bank or terminate or substitute any Lock-Box Account or any related lock-box from those listed in
Schedule III hereto, except as otherwise permitted pursuant to Section 4.02 or unless the Trustee shall have received notice of such addition, termination or change and executed copies of Lock-Box Notices covering any such new Lock-Box Bank, Lock-Box Account or any new lock-box relating thereto. The Seller will not instruct any Obligor to remit Collections to any Person, address or account other than a Lock-Box Account or the related lock-box or the Series Collection Account for the Series to which the underlying Receivables or Trust Assets relates.

     (q) Ownership of the Seller. The number of individuals and entities (other than Flow-Through Entities (as such term is defined below)) that are beneficial owners of a direct interest in the Seller, plus the number of individuals and entities (other than Flow-Through Entities) that are beneficial owners of an indirect interest in the Seller through one or more Flow-Through Entities other than the Company or any successor thereto, will never exceed two. As used herein, "Flow-Through Entity" shall mean an entity that, for federal income tax purposes, is a partnership, a grantor trust or an S corporation.


                                   ARTICLE III

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

     SECTION 3.01. Acceptance of Appointment and Other Matters Relating to the Master Servicers. (a) Wentworth agrees to act as the Initial Master Servicer under this Agreement (subject to Article X) and, unless otherwise specified in any Supplement with respect to the Series covered thereby shall act and be appointed as such for each Series without any further action hereunder or thereunder (subject to Article X). Unless otherwise specified in any Supplement with respect to the Series covered thereby and subject to Article X, the Certificateholders of each Series, by their acceptance of the Certificates of such Series, consent to Wentworth so acting as Master Servicer.

     (b) The Trustee hereby appoints as its agent, for the benefit of the Certificateholders of each Series, separately, the Person designated or, in accordance with Section 3.01(a), deemed designated, by the Certificateholders of such Series to act as Master Servicer with respect to such Series (subject to Article X) to enforce the Trustee's respective rights and interests in, to and under the Receivables and the other Series Trust Assets relating to such Series; it being understood and agreed that the Master Servicer for one Series need not be the same Person as the Master Servicer for any other Series. Each Master Servicer shall service, administer and collect the Receivables relating to such Series and, in connection therewith, such Master Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable relating to such Series from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit Policy Manual. Each Master Servicer shall exercise the same care and apply the same policies with respect to the collection, administration and servicing of the Receivables and other Trust Assets relating to such Series that it would exercise and apply if it owned such Receivables and other Trust Assets, all in substantial compliance with applicable law and in accordance with the Credit Policy Manual.

     (c) Each Master Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, subject to the limitations set forth herein, in any applicable Supplement or in the Intercreditor Agreement. Without limiting the generality of the foregoing and subject to Section 10.01, each Master Servicer or its designee is hereby authorized and empowered to (i) subject to the terms of the Intercreditor Agreement and the last sentence of Section 3.05(a), instruct the Collateral Trustee, in writing, to make transfers of Collections relating to Series for which it is Master Servicer from the Master Collection Account to either the applicable Series Collection Account or, with respect to any portion of any such Collections received and owing as Split Payments to the Claimant thereof, to the Split Payment Account, as applicable, such instructions to be set forth in the Daily Reports to be delivered to the Trustee and the Collateral Trustee in accordance with Section 3.05(a), (ii) subject to the last sentence of Section 3.05(a) and the terms of any applicable Supplement, to withdraw, or instruct the Collateral Trustee in writing to withdraw, the amounts owing to the applicable Claimants in respect of Split Payments from the Collections received in the Master Collection Account on the Series Receivables for the Series for which it acts as Master Servicer, and, in accordance with
Section 4.02(a), to remit or cause the Trustee to remit such amounts to such Claimants, such instructions to also be set forth in the Daily Reports to be delivered to the Trustee and the Collateral Trustee in accordance with Section 3.05(a), (iii) subject to, and in accordance with, the terms of any applicable Supplement, administer the Series Accounts with respect to each Series for which it acts as Master Servicer, (iv) to make any filings, reports, notices, applications and registrations with, and to seek any consents or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Trust with respect to the Series for which it acts as Master Servicer as may be necessary or advisable to comply with any Federal or state securities laws or reporting requirements, and (v) to subcontract with any other Person with the prior consent of the applicable Control Party for the applicable Series for which such Person would be so appointed to act (in any case, at such Master Servicer's expense), for servicing, administering or collecting, in whole or in part, the Receivables of such Series whereupon such other Person with which such Master Servicer so subcontracts shall be entitled such rights and powers of such Master Servicer hereunder as may be delegated to it; provided, however, that such Master Servicer shall remain fully liable for the performance of the duties and obligations of the Master Servicer pursuant to the terms hereof. The Trustee shall execute any documents furnished by any Master Servicer which are necessary or appropriate to enable such Master Servicer to carry out its servicing and administrative duties hereunder and which are acceptable in form and substance to the Trustee.

     (d) No Master Servicer shall extend the maturity, adjust the Discounted Receivables Balance, or otherwise modify the terms of any Receivable, except (i) as permitted pursuant to Section 2.06(f), (ii) with respect to any specific Series, as permitted pursuant to the Supplement relating to such Series, and
(iii) unless otherwise provided in any Supplement with respect to the Series Receivables allocated to such Series, to the extent no Servicer Default, Significant Event or Series Significant Event with respect to any affected Series has occurred and is outstanding, the Master Servicer for a Series shall be permitted to adjust the Discounted Receivables Balance of, or extend the time of payment for, any Defaulted Receivable allocated to such Series, all as it may deem appropriate to maximize the Collections thereon and all in accordance with its ordinary business practices; provided, that except as otherwise provided herein, such Receivable shall remain a Defaulted Receivable hereunder notwithstanding such adjustments or modifications unless and until the same shall be Rehabilitated.

     SECTION 3.02. Servicing Compensation. As full compensation for its servicing activities hereunder in respect of any Series, and as reimbursement for any expense incurred by it in connection therewith, each Master Servicer shall be entitled to receive the Master Servicing Fees specified in the Supplement for such Series.

     SECTION 3.03. Representations and Warranties of Each Master Servicer. Except as may otherwise be expressly provided in any Supplement for the related Series covered thereby, each Master Servicer hereby makes, and each successor servicer by acceptance of its appointment hereunder shall make, the following representations and warranties as of the date hereof or, if later, the date of its appointment as a Master Servicer (and shall be deemed to remake on each day hereafter or thereafter during which such Person is acting as such):

     (a) Organization and Good Standing. Such Master Servicer is a corporation duly organized, validly existing and in good standing under the applicable laws of its jurisdiction of incorporation and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and as such business is presently conducted, and to execute, deliver and perform its obligations under the Operative Documents to which it is a party or by which it is bound.

     (b) Due Qualification. Such Master Servicer is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses or approvals has, or could reasonably be expected to have, a material adverse effect on its ability to perform its obligations as a Master Servicer under the Operative Documents to which it is a party or by which it is bound.

     (c) Due Authorization. Such Master Servicer's execution, delivery and performance of the Operative Documents to which it is a party or by which it is bound have been duly authorized by all necessary corporate and shareholder action on the part of such Master Servicer.

     (d) Binding Obligation. Each of the Operative Documents to which it is a party or by which it is bound constitutes a legal, valid and binding obligation of such Master Servicer enforceable against it in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

     (e) No Conflict. Such Master Servicer's execution and delivery of the Operative Documents by such Master Servicer, and the performance of the transactions contemplated by the Operative Documents to which it is a party or by which it is bound, and fulfillment of the terms hereof and thereof applicable to such Master Servicer, do not conflict with or violate any Requirements of Law applicable to such Master Servicer, or conflict with, result in any breach of any of the enforceable terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which such Master Servicer is a party or by which it or its properties are bound.

     (f) No Proceedings. There are no proceedings or investigations pending or, to the best of the Master Servicer's knowledge, threatened against such Master

Servicer before any Governmental Authority (i) asserting the illegality, invalidity or unenforceability, or seeking any determination or ruling that would affect the legality, binding effect, validity or enforceability, of any of the Operative Documents to which it is a party or by which it is bound, (ii) seeking to prevent the consummation of any of the transactions contemplated by any of the Operative Documents to which it is a party or by which it is bound, or (iii) seeking any determination or ruling that is reasonably likely to materially and adversely affect the financial condition or operations of such Master Servicer or the performance by such Master Servicer of its obligations under any of the Operative Documents to which it is a party or by which it is bound.

     (g) No Consents. No authorization, consent, license, order or approval of or registration or declaration with any Governmental Authority is required to be obtained, effected or given by such Master Servicer in connection with the execution and delivery by it of any of the Operative Documents or the performance by it of its obligations under the Operative Documents to which it is a party or by which it is bound.

     (h) Information. Each certificate, information, exhibit, financial statement, document, book or record or report furnished by such Master Servicer to the Trustee, the Seller, any Series Enhancer or any Investor Certificateholder in connection with this Agreement is accurate in all material respects as of its date, and no such document contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein not materially misleading as of its date.

     The representations and warranties made pursuant to this Section 3.03 shall survive the date of the making thereof. Upon a discovery by the Seller, such Master Servicer or the Trustee of a material breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties. The Trustee's obligations in respect of any such breach are limited as provided in Section 11.02(h).

     SECTION 3.04. Covenants of the Master Servicer. Except as may be expressly otherwise provided in any Supplement with respect to the related Series covered thereby, each Master Servicer hereby covenants that, without the prior written consent of the Control Party for the applicable Series for which such Person is acting as Master Servicer until the termination of the Trust or, if earlier, the Collection Date of the last outstanding Series for which such Person acts as Master Servicer:

     (a) Change in Accounts. Such Master Servicer will not (i) terminate or substitute any Series Collection Account except as required pursuant to Section
4.02 or (ii) add or terminate any institution as a Lock-Box Bank or terminate or substitute any Lock-Box Account or any related lock-boxes from those listed in
Schedule III hereto, except as otherwise permitted pursuant to Section 4.02 or unless the Trustee and each Series Enhancer shall have received notice of such addition, termination or change and executed copies of Lock-Box Notices from each new Lock-Box Bank or relating to each new Lock-Box Account and/or each new lock-box. No Master Servicer shall instruct any Annuity Provider or other Obligor to remit, or consent to any applicable Claimant's, Annuity Provider's or other Obligor's instructions to remit or remittance of, Collections to any Person, address or account other than a Lock-Box Account, the related lock-box, or the Series Collection Account for the Series to which such Collections relate.

     (b) Collections. In the event that such Master Servicer or any Affiliate thereof receives any Collections relating to any Receivables, such Master Servicer agrees to hold, or cause such Affiliate to hold, all such Collections in trust and to deposit, or cause such Affiliate to deposit, such Collections to the Master Collection Account or the Series Collection Account for the applicable Series, in either case, as soon as practicable, but in no event later than two Business Days after its receipt thereof.

     (c) Preservation of Existence; Compliance with Requirements of Law.

          (i) Except as permitted pursuant to Section 8.02, each Master Servicer will preserve and maintain its corporate or other existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to maintain such qualification could reasonably be expected to materially and adversely affect (i) the interests of the Trustee or the applicable Investor Certificateholders hereunder or in the Series Trust Assets for the Series for which such Master Servicer acts in such capacity, (ii) the collectibility of any Series Receivable for the Series for which such Master Servicer acts in such capacity or (iii) the ability of such Master Servicer to perform its obligations hereunder, under any applicable Supplement or any other Operative Documents to which such Person is a party or by which it is bound.

          (ii) Such Master Servicer will duly satisfy in all material respects all obligations on its part to be fulfilled under or in connection with each Series Receivable for the Series for which such Master Servicer acts in such capacity, will maintain in effect all qualifications required under Requirements of Law in order properly to service each such Series Receivable and will comply in all material respects with all other Requirements of Law in connection with servicing each such Series Receivable.

     (d) Extension or Amendment of Receivables. Except as permitted pursuant to Sections 2.06(f) and 3.01(d), no Master Servicer will extend, amend or otherwise modify (or consent or fail to object to any such extension, amendment or modification by any Originator or the Seller) the terms of any then existing Receivable.


     (e) Protection of Certificateholders' Rights. Except as expressly permitted hereunder or under any applicable Supplement, no Master Servicer will take any action which could reasonably be expected to impair the rights of any of the Certificateholders in any Receivable or Trust Asset for the Series for which it acts as Master Servicer.

     (f) Deposits to Lock-Box Accounts or Collection Account. No Master Servicer will deposit or otherwise credit, or cause to be so deposited or credited, or consent or fail to object to any such deposit or credit, to any Lock-Box Account (or any related lock-box) or the Master Collection Account cash or cash proceeds other than Collections of Receivables; provided that to the extent that any such other funds are so deposited, it shall not constitute a breach of this Section 3.04(f) if such funds are removed from such account within two Business Days after so deposited in such account. No Master Servicer will deposit or otherwise credit, or cause to be so deposited or credited, or consent or fail to object to any such deposit or credit, to the Series Collection Account for any Series cash or cash proceeds other than Collections of the Series Receivables and other Series Trust Assets, in each case, for the Series to which such account relates; provided that to the extent that any such other funds are so deposited, it shall not constitute a breach of this Section 3.04(f) if such funds are removed from such account within two Business Days after so deposited in such account.

     (g) Receivables Not To Be Evidenced by Promissory Notes. No Master Servicer will take any action to cause any Receivable to be evidenced by any "instrument" (as defined in the UCC of the State the law of which governs the perfection of the interest in such Receivable created hereunder), except in connection with its enforcement, in which event such Master Servicer shall deliver such instrument to the Trustee as required pursuant to Section 2.01.

     (h) Reporting Requirements. Each Master Servicer will furnish to the Trustee and the Series Enhancer, if any, for any Series for which it so acts:

          (i) promptly after becoming aware thereof, notice of the occurrence of any Significant Event, Potential Significant Event, Servicer Default or event that, with the giving of notice or lapse of time or both, would constitute a Servicer Default, in each case, with respect to such Series, and, in the case of such a Servicer Default or incipient Servicer Default, the statement of the chief financial officer or chief accounting officer of such Master Servicer setting forth details of such occurrence, commencement or event and the action which such Master Servicer has taken and proposes to take with respect thereto; and

          (ii) as soon as possible and in any event within two Business Days after acquiring knowledge thereof, notice of the occurrence of any Material Adverse Effect.

     (i) Inspection of Books and Records. The Trustee and the Series Enhancer and/or the Control Party for the applicable Series (or if such Control Party is a designated percentage of the Investor Certificateholders for such Series, a representative of such Control Party), independent accountants appointed by, or other agents of, any of the foregoing, and the Seller shall have the right, upon reasonable prior written notice to the Master Servicer for a Series, to visit such Master Servicer and to discuss the affairs, finances and accounts of such Master Servicer (as they relate to such Master Servicer's obligations under this Agreement and the other Operative Documents relating to such Series) with, and to be advised as to the same by, its officers, and to examine the books of account and records of such Master Servicer as they relate to the Trust Assets of such Series, to make or be provided with copies and extracts there from, and, upon reasonable notice, to discuss the affairs, finances and accounts of such Master Servicer with, and to be advised as to the same by, the independent accountants of such Master Servicer (and by this provision such Master Servicer authorizes such accountants to discuss such affairs, finances and accounts, whether or not a representative of such Master Servicer is present, it being understood that nothing contained in this Section 3.04(i) is intended to confer any right to exclude any such representative from such discussions), all at such reasonable times and intervals and to such reasonable extent during regular business hours of such Master Servicer as the Trustee, such Series Enhancer, such Control Party (or designated representative thereof) or such accountants or agents appointed by any of the foregoing, as applicable, may desire (but, so long as no Servicer Default is then outstanding or continuing, no more often than once in any six month period).

     (j) Fidelity Insurance. The Master Servicer for each Series shall maintain, at its own expense, a fidelity insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting on behalf of the Master Servicer in any capacity with regard to the Receivables to handle documents and papers related thereto. Any such fidelity insurance shall protect and insure such Master Servicer against losses, including forgery, theft, embezzlement, and fraud, and shall be maintained in an amount of at least $10,000,000 or such lower amount as the applicable Control Parties may in their commercially reasonable credit judgment designate to such Master Servicer from time to time, and in a form acceptable to such applicable Control Parties in its commercially reasonable judgement. No provision of this Section 3.04(j) requiring such fidelity insurance shall diminish or relieve any such Master Servicer from its duties and obligations as set forth in this Agreement or any of the other Operative Documents. Any Master Servicer shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity policy coverage and, by the terms of such fidelity policy, the coverage afforded thereunder extends to such Master Servicer. Upon the request of the Trustee or any applicable Control Party, the Seller shall cause to be delivered to the Trustee or such Control Party, as applicable, a certification evidencing coverage under such fidelity policy. Any such insurance policy shall contain a provision or endorsement providing that such policy may not be canceled or modified in a materially adverse manner without ten (10) days' prior written notice to the Trustee.


     (k) Transactions With the Seller. The Master Servicer shall at all times deal with the Seller in a manner consistent with Section 2.06(m).

     SECTION 3.05. Reports and Records for the Trustee.

     (a) Daily Report. On each Business Day, to the extent that any Collections relating to two or more Series are directed to be made to one or more common Lock-Box Accounts (or related lock-boxes) or, with respect to any Series, any Split Payments are outstanding with respect to the Series Receivables thereunder, the Master Servicers of each such Series shall deliver to the Trustee by no later than 1:00 p.m. (New York time) on each Business Day a Daily Report (whether or not otherwise required to deliver such a report pursuant to the Supplement relating to such Series) specifying the amount of any Collections relating to the Trust Assets of such Series received on the second preceding Business Day, the Series Receivables to which they relate, the Lock-Box Account to which they were deposited and the amounts and allocation of other funds deposited into such Lock-Box Accounts on such date. In the event that the Trustee is unable to reconcile the Daily Reports (together with any reports delivered to it pursuant to the Intercreditor Agreement) received by it on any Business Day with the amount of deposits received in the applicable Lock-Box Accounts on such second preceding Business Day, the Trustee shall be entitled to request a reconciliation from the Back-up Servicer prior to making allocations thereof to the Series Collection Accounts of the affected Series.

     (b) Monthly Report. On or before 3:00 p.m. (New York time) on the Series Determination Date preceding the applicable Distribution Date for each Series, each Master Servicer, with respect to each outstanding Series for which such Person acts in such capacity, shall deliver to the Trustee a Monthly Report for the preceding Calculation Period substantially in the form set forth in the related Supplement for such Series.

     (c) Monthly Reconciliations. On or prior to the 20th day of each month (or, if such day is not a Business Day, on the immediately succeeding Business Day), the Master Servicers shall deliver to the Trustee a report from the Back-up Servicer reconciling the Collections received during the immediately preceding month and the allocations thereof by the Master Servicers to the Monthly Reports delivered by the Master Servicers with respect to such period.

     SECTION 3.06. Servicing Report of Independent Public Accountants. (a) On or before March 31 of each calendar year, beginning with March 31, 1998, each Master Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to such Master Servicer or the Seller) to furnish a report (addressed to the Trustee) to the Trustee, such Master Servicer and each applicable Rating Agency and each applicable Series Enhancer to the effect that they have examined certain documents and records relating to the servicing of Receivables of such Series under this Agreement and the related Supplement, compared the information contained in such Master Servicer's certificates delivered pursuant to Section 3.05(b) during the period covered by such report with such documents and records and that, on the basis of such examination, such accountants are of the opinion that the servicing has been conducted in compliance with the terms and conditions as set forth in Articles III and IV and Section 8.06 of this Agreement and the applicable provisions of the related Supplement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement.

     (b) On or before September 30, 1997, December 31, 1997, and March 31, 1998, and on or before March 31st of each calendar year thereafter, each Master Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to such Master Servicer or the Seller) to furnish a report (addressed to the Trustee) to the Trustee, each applicable Rating Agency and each applicable Series Enhancer to the effect that they have compared the mathematical calculations of each amount set forth in such Master Servicer's certificates delivered pursuant to Section 3.05(b) during the prior calendar year with such Master Servicer's computer reports which were the source of such amounts and that on the basis of such comparison, such accountants are of the opinion that such amounts are in agreement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement.

     SECTION 3.07. Notices to Wentworth and the Seller. In the event that Wentworth or an Affiliate thereof is no longer acting as a Master Servicer with respect to any Series, any Successor Servicer shall deliver or make available to Wentworth and the Seller, each certificate and report required to be delivered thereafter with respect to such Series pursuant to Section 3.05.

     SECTION 3.08. Adjustments. If any Master Servicer makes a mistake with respect to the amount of any Collection or payment and deposits, pays or causes to be deposited or paid, an amount that is less than or more than the actual amount thereof, such Master Servicer and each other Master Servicer that acts for any other Series which benefitted or harmed by such mistake shall appropriately adjust the amounts subsequently deposited into the applicable Series Collection Accounts or Series Payment Accounts or paid out to reflect such mistake and account for such adjustment in the Daily Reports for the date of such adjustment. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid.

                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

     SECTION 4.01. Rights of Certificateholders. The Investor Certificates of each Series shall represent either debt of the Trust supported by the Series Trust Assets of such Series or fractional undivided interests in the Series Trust Assets for such Series, which, in either case, with respect to each Series, shall entitle the holder thereof to receive, to the extent necessary to make the required payments with respect to the Investor Certificates of such Series at the times and in the amounts specified in the related Supplement, the portion of Collections of the Series Receivables allocable to the Investor Certificateholders of such Series pursuant to this Agreement and the related Supplement from funds on deposit in the Series Collection Account for such Series and funds on deposit in any related Series Account (collectively with respect to each Series, the "Certificateholder Interest"); it being understood that the Investor Certificates of any Series or Class shall not represent or entitle the holder thereof to any interest in any Series Trust Assets for any other Series or Class. The Seller Certificate of each Series for which it shall be issued, if any, shall represent the ownership interest in the remainder, if any, of the Trust Assets of such Series not allocated pursuant to this Agreement or any Supplement to the Certificateholders' Interest of such Series, (the "Seller Interest"); provided, however, that the Seller Certificate of any Series shall not represent any interest in the Master Collection Account, the Series Collection Account, the Series Payment Account or any other Series Account for such Series, except as specifically provided in this Agreement or any Supplement relating to such Series.

     SECTION 4.02. Establishment of the Master Collection Account and the Lock-Box Accounts; Establishment of the Seller Split Payment Account. (a) On or prior to the Closing Date, the Master Servicer, (x) for the benefit of the Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Collateral Trustee, on behalf of the Grantors under the Intercreditor Agreement, with an Eligible Institution a segregated account accessible by the Collateral Trustee (such account being the "Master Collection Account" and such institution holding such account being the "Master Collection Account Bank"), such account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Grantors under the Intercreditor Agreement, and (y) for the benefit of Company, shall establish and maintain or cause to be established and maintained in the name of the Collateral Trustee, with an Eligible Institution a segregated account accessible by the Trustee (such account being the "Seller Split Payment Account" and such institution holding such account being the "Split Payment Account Bank"), such account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Company. Except as otherwise contemplated in Section 4.02(c), all Collections of Receivables of each Series shall be remitted from the Lock-Box Accounts to the Master Collection Account on a daily basis. Subject to the Intercreditor Agreement, the Collateral Trustee shall possess all right, title and interest in and to all funds from time to time on deposit in the Master Collection Account and in all proceeds thereof. The Master Collection Account shall be under the sole dominion and control of the Collateral Trustee, for the benefit of the Grantors under the Intercreditor Agreement; provided, however, that, pursuant to the authority granted to each Master Servicer in Section 3.01, but subject to the terms thereof and of any applicable Supplement, the Master Servicers shall have the power with respect to the amounts from time to time on deposit in the Seller Split Payment Account,
(i) so long as no Servicer Default shall have occurred and be continuing, to withdraw money from the Seller Split Payment Account, or (ii) if a Servicer Default shall have occurred and is continuing, to instruct the Trustee in writing to withdraw money from the Seller Split Payment Account, and, in each case, to remit or cause the Trustee to remit such amounts so withdrawn to the applicable Claimants entitled thereto in accordance with the terms of the relevant Settlement Purchase Agreements (but, in no event, later than two Business Days after the withdrawal of such funds from the Seller Split Payment

Account). Except as expressly provided in this Agreement, no Master Servicer shall have any or claim any right of setoff or banker's lien against, or any right to otherwise deduct from, any funds held in the Master Collection Account or the Seller Split Payment Account for any amount owed to it by the Trustee, the Collateral Trustee, the Trust, any Certificate- holder, any Claimant or any other Grantor under the Intercreditor Agreement.

     If, at any time, the institution holding the Master Collection Account ceases to be an Eligible Institution, the Master Servicer (or, if there is more than one Master Servicer at such time, Wentworth), for the benefit of the Certificateholders, shall within 30 Business Days establish a new Master Collection Account meeting the conditions specified above with an Eligible Institution, transfer any cash and/or any investments held therein or with respect thereto to such new Collection Account and deliver to all relevant Lock-Box Banks new Lock-Box Notices (with copies thereof to the Trustee) referring to such new Master Collection Account. From the date such new Master Collection Account is established, it shall be the "Master Collection Account."

     If, at any time, the institution holding the Seller Split Payment Account ceases to be an Eligible Institution, the Master Servicer (or, if there is more than one Master Servicer at such time, Wentworth), shall within 30 Business Days establish a new Seller Split Payment Account meeting the conditions specified above with an Eligible Institution, transfer any cash held therein to such new Seller Split Payment Account. From the date such new Seller Split Payment Account is established, it shall be the "Seller Split Payment Account."

     Funds on deposit in the Master Collection Account, at the direction of the Initial Master Servicer hereunder, shall be invested in overnight Eligible Investments and all investment income earned therein shall be deemed to be the property of the Seller, distributable therefrom on each Business Day concurrently with the transfer of funds from the Master Collection Account in accordance with the following sentence. Funds on deposit in the Master Collection Account shall, at the directions of the Master Servicers and the Company (or the Back-Up Servicer, if applicable) in accordance with the information set forth on the respective Daily Reports, be transferred to the Series Collection Account(s) for the Series to which they relate and to the Split Payment Account, and all other funds on deposit therein and not relating to the Trust Assets shall be removed therefrom and remitted to the Seller (or, if otherwise provided in the Intercreditor Agreement, then as so directed under the Intercreditor Agreement)), in each case, within two Business Days after receipt of any Collections in the Master Collection Account. The Master Servicers shall, or shall cause, the funds on deposit in the Seller Split Payment Account to be remitted to the applicable Claimant in accordance with the terms of the applicable Settlement Purchase Agreement. Funds on deposit in the Series Accounts for each Series may be invested by the Trustee in Eligible Investments in accordance with the provisions set forth in the respective Supplements relating to such Series. Funds on deposit in the Master Collection Account and the Seller Split Payment Account shall not be invested.


     (b) The Company has, prior to the execution and delivery of this Agreement, established, and from time to time hereafter shall establish deposit accounts with one or more depository institutions in the sole name of the Company (each such account, being a "Lock-Box Account" and each such institution holding such an account being a "Lock-Box Bank") into which all Collections are to be deposited by such Lock-Box Bank (as holder of the related lock-box or the recipient of payments by electronic funds transfers) by the close of business on each Business Day received, or on the next Business Day if not received on a Business Day, or by the Master Servicer, the Seller or the Company, as applicable, within two Business Days after such Person's receipt thereof. The name, location and account number of each Lock-Box Account existing on the Closing Date is attached to this Agreement on Schedule III attached hereto.

     (c) The Company, the Seller, and the applicable Lock-Box Bank shall execute and deliver to the Trustee (or, if such Lock-Box Account is commingled with the Collections of other Series or the Revolving Credit Facility, the Collateral Trustee) on or prior to (x) the date upon which Collections of the Series Receivables of any Series have been directed to be made to such Lock-Box Account (or the related lock-box) or (y) if later, the Series Issuance Date of any such Series, a letter substantially in the form of Exhibit C hereto with respect to each Lock-Box Account and or related lock-box (the "Lock-Box Notice"). Pursuant to the applicable Lock-Box Notice, each Lock-Box Account and the lock-boxes relating thereto have been assigned by the Company to the Seller and by the Seller to the Trustee (or the Collateral Trustee, as applicable) and is maintained in the name of the Trustee (or the Collateral Trustee, as applicable) for the benefit of the Trust (and, to the extent applicable, the other Grantors under the Intercreditor Agreement). Pursuant to each Lock-Box Notice, the Seller, the Trustee (or the Collateral Trustee, as applicable) and the applicable Lock-Box Bank have agreed that all funds deposited into the affected Lock-Box Account, upon becoming available, be remitted to the Master Collection Account on a daily basis; provided, that if the Lock- Box Account and the related lock-box have been established so as to receive only Collections of the Series Trust Assets for a particular Series (and no other Series or other non-Trust Assets), then the applicable Lock-Box Notice related to such account and lock-box may direct that funds deposited therein be remitted directly to the Series Collection Account for such Series.

     SECTION 4.03. Establishment of the Trustee's Account. On or prior to the Closing Date, the Trustee shall establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with an Eligible Institution, a special account (the "Trustee's Account") for deposits by the Seller or any of the Master Servicers pursuant to the terms of each Supplement. The Trustee's Account initially shall be established at PNC Bank, National Association, 1600 Market Street, 30th Floor, Philadelphia, Pennsylvania 19103.

     If, at any time, the institution holding the Trustee's Account ceases to be an Eligible Institution, the Trustee shall within 30 Business Days establish a new Trustee's Account with an Eligible Institution, transfer any cash and/or any investments held therein or with respect thereto to such new Trustee's Account. From the date such new Trustee's Account is established, it shall be the "Trustee's Account."

     SECTION 4.04. Other Payments. Indemnification payments and other amounts not constituting Collections received by the Trustee from time to time, if any, shall be paid by the Trustee to the intended beneficiary of such payment or amount in accordance with the written instructions of the Person remitting the relevant payment or amount to the Trustee, and in the event that such Person shall fail to identify the intended beneficiary or to provide the Trustee with written payment instructions, the Trustee shall hold such payment or amount in the Master Collection Account until such Person or any Applicable Master Servicer shall have provided the Trustee with the necessary information to make a distribution thereof.

                                    ARTICLE V

                 DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS

     Distributions shall be made to, and reports shall be provided to, Certificateholders of each Series as set forth in the applicable Supplement.

                                   ARTICLE VI

                                THE CERTIFICATES

     SECTION 6.01. The Certificates. The Certificates of any Series or Class shall be issued in fully registered definitive form and shall be in substantially the form of the exhibits with respect thereto attached to the applicable Supplement and shall, upon receipt of a Seller Order to such effect executed by the Seller, be executed, authenticated and delivered by the Trustee to the Persons designated in such Seller Order as provided in Section 6.02. The Investor Certificates for any Series shall be issued upon initial issuance as one or more Investor Certificates, and shall represent the portion of the Certificateholders' Interest allocable to such Series. The Seller Certificate, if any, for any Series shall be a single certificate and shall represent the Seller Interest allocable to such Series, if any. Each Certificate shall be executed by manual or facsimile signature on behalf of the Trust by a Responsible Officer of the Trustee. Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, a Responsible Officer authorized to sign on behalf of the Trust shall not be rendered invalid, notwithstanding that such individual thereafter ceased to be a Responsible Officer so authorized. Except as otherwise specified in the applicable Supplement, Investor Certificates of any Series shall be issued in minimum denomination of $100,000 and integral multiples of $100,000 in excess of that amount. No Certificates shall be entitled to any benefit under this Agree ment or the applicable Supplement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication in substantially the form provided for herein exe cuted by or on behalf of the Trustee by a Responsible Officer of the Trustee, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     SECTION 6.02. Authentication of Certificates. In accordance with any Seller Order directing the Trustee to do so, the Trustee shall execute, authenticate and deliver the Investor Certificates of each Series to the Persons specified in such Seller Order against payment to the Trustee of the purchase price therefor. To the extent provided in any applicable Supplement relating to any Series and any Seller Order instructing the Trustee to do so, the Trustee shall execute, authenticate and deliver the Seller Certificate of any Series, if any, to the Seller simultaneously with its initial delivery of Investor Certificates of such Series to be issued pursuant to such Supplement.

     SECTION 6.03. Registration of Transfer and Exchange Certificates. (a) The Trustee shall cause to be kept at the office or agency to be maintained in accordance with the provisions of Section 11.15 a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, a transfer agent and registrar (which may be the Trustee) (the "Certificate Registrar and Transfer Agent") shall provide for the registration of the Certificates and of transfers and exchanges of the Certificates as herein provided. The Certificate Registrar and Transfer Agent shall initially be the Trustee.

     The Trustee (or, if the Trustee is then acting as Certificate Registrar and Transfer Agent, the Majority Control Parties) may revoke the appointment of and remove any Person serving as Certificate Registrar and Transfer Agent if the Trustee (or the Majority Control Parties, as applicable) determines in its or their sole discretion that such Person failed to perform its obligations under this Agreement in any material respect. Any Person serving as Certificate Registrar and Transfer Agent shall be permitted to resign as Certificate Registrar and Transfer Agent upon 30 days' written notice to the Seller, the Trustee and the Master Servicer; provided, however, that such resignation shall not be effective and such Person shall continue to perform its duties as Certificate Registrar and Transfer Agent until the Trustee (or the Majority Control Parties, as applicable) has appointed a successor Certificate Registrar and Transfer Agent reasonably acceptable to the Seller.

     Subject to the restrictions herein and in the applicable Investor Certificate, upon surrender for registration of transfer of any Investor Certificate at any office or agency of the Certificate Registrar and Transfer Agent maintained for such purpose, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Investor Certificates (of the same Series and Class) in authorized denominations of like aggregate fractional undivided interests in the Certificateholders' Interest in such Series.

     At the option of an Investor Certificateholder, Investor Certificates may

be exchanged for other Investor Certificates (of the same Series and Class) of authorized denominations of like aggregate fractional undivided interests in the Certificateholders' Interest in such Series, upon surrender of the Investor Certificates to be exchanged at any such office or agency. Whenever any Investor Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver, the Investor Certificates which the Certificateholder making the exchange is entitled to receive.

     In addition to the other restrictions on transfer set forth herein, in any applicable Supplement or in any applicable Certificate, every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Certificate Registrar and Transfer Agent duly executed by the Certificateholder thereof or his attorney-in-fact duly authorized in writing and the Seller.

     Each Investor Certificate shall be registered at all times as herein provided, and any transfer or exchange of such Investor Certificate will be valid for purposes hereunder only upon registration of such transfer or exchange by the Certificate Registrar and Transfer Agent as provided herein.

     No service charge shall be made for any registration of transfer or exchange of any Investor Certificate, but the Certificate Registrar and Transfer Agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer or exchange.

     All Investor Certificates surrendered for registration of transfer or exchange, or for payment, shall be canceled and disposed of in a manner satisfactory to the Trustee.

     The Seller Certificates of any applicable Series shall be held at all times by the Seller (or any successor thereto).

     (b) The Certificate Registrar and Transfer Agent will maintain at its expense an office or offices or agency or agencies where Investor Certificates may be surrendered for registration of transfer or exchange.

     SECTION 6.04. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Certificate Registrar and Transfer Agent, or the Certificate Registrar and Transfer Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate; provided that a written statement of such destruction, loss or theft from any institutional Certificateholder shall constitute satisfactory evidence thereof, and (b) there is delivered to the Certificate Registrar and Transfer Agent, the Trustee and the Seller such indemnity as may be required by them to save each of them harmless, provided that an unsecured agreement of indemnity from any institutional Certificateholder shall be sufficient indemnity, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Series tenor and (in the case of any new Investor Certificate of any Series) fractional undivided interest in such Series. In connection with the issuance of any new Certificate under this
Section 6.04, the Trustee or the Certificate Registrar and Transfer Agent may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Any duplicate Certificate issued pursuant to this Section 6.04 shall constitute complete and indefeasible evidence of ownership in the Series of the Trust to which it relates, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 6.05. Persons Deemed Owners. At all times prior to due presentation of a Certificate for registration of transfer, the Trustee, the Paying Agent, the Certificate Registrar and Transfer Agent and any agent of any of them shall treat the Person in whose name any Certificate is registered as the owner of such Certificate for all purposes whatsoever (such determination of ownership to be made for purposes of distributions pursuant to the terms hereof and of the applicable Supplement as of the applicable Record Date for the Certificates of the applicable Series), and neither the Trustee, the Certificate Registrar and Transfer Agent nor any agent of any of them shall be affected by any notice to the contrary. Notwithstanding the foregoing, in determining whether the requisite Certificateholders of the requisite fractional undivided interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by any Affiliated Entity shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which the Trustee knows to be so owned shall be so disregarded. Certificates so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to so act with respect to such Certificates and that the pledgee is not an Affiliated Entity.

     SECTION 6.06. Appointment of Paying Agent. The Paying Agent shall make distributions to Investor Certificateholders of each Series, the Applicable Master Servicer for each Series, the Back-up Servicer, the Trustee and to the extent applicable, Series Enhancers, from the Series Payment Account for each Series pursuant to the terms of each Supplement and shall report the amounts of such distributions to the Trustee. Any Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from each of the Series Collection Accounts, and the Series Payment Accounts for each Series, in each case, for the purpose of making the distributions referred to above. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be PNC Bank, National Association. In the event that PNC Bank, National Association shall no longer be the Paying Agent, the Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Trustee shall act as Paying Agent until a successor is appointed. The Trustee shall cause each successor Paying Agent or additional Paying Agent to execute and deliver to the Trustee an instrument in which such successor or additional Paying Agent shall agree with the Trustee that, as Paying Agent, such successor or additional Paying Agent will hold all sums, if any, held by it for payment to the Investor Certificateholders, the Applicable Master Servicer, the Back-up Servicer, the Trustee and to the extent applicable, the Series Enhancers in trust for the benefit of the Persons entitled to payment thereof, until such sums shall be paid to such Persons. The Paying Agent shall return all funds remaining unclaimed for three months or more to the Trustee. The Trustee shall retain such unclaimed amounts solely for the account of the affected Certificateholder in the applicable Series Collection Account until the Collection Date for such Series would otherwise have occurred but for such unclaimed payments by the Certificateholders of such Series at which time such unclaimed funds will be distributed to the Seller and the affected Certificateholder shall look solely to the Seller for reimbursement thereof. Upon removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Trustee.

     The Trustee agrees to pay any Paying Agent which the Trustee from time to time may appoint reasonable compensation for such Paying Agent's services under this Section 6.06, which fee shall be payable by the Trustee out of the Trustee Fee payable to it in accordance with the applicable Supplement relating to the Series for which such Paying Agent shall have been appointed to act in such capacity.

     The provisions of Sections 11.01, 11.02, 11.03 and 11.04 shall apply to the Trustee also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent.

     SECTION 6.07. Access to List of Certificateholders' Names and Addresses. The Trustee will furnish or cause to be furnished by the Certificate Registrar and Transfer Agent to the Applicable Master Servicer, any Investor Certificateholder of any Series, any Series Enhancer for any Series, the Seller or the Paying Agent, within five Business Days after receipt by the Trustee of a written request therefor from such Applicable Master Servicer, the Seller, such Investor Certificateholder, such Series Enhancer, or the Paying Agent, respectively, a list of the names and addresses of the Certificateholders.

     Every Certificateholder, by receiving and holding a Certificate, agrees that none of the Trustee, the Certificate Registrar and Transfer Agent, the Seller, any Applicable Master Servicer, the Back-up Servicer, the Company, any Series Enhancer or any of their respective agents, shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the sources from which such information was derived.


     SECTION 6.08. Authenticating Agent. (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates (or any Series Certificates) which shall be authorized to act on behalf of the Trustee in authenticating such Certificates in connection with the issuance, execution, delivery, registration of transfer, exchange or repayment of such Certificates. Whenever reference is made in this Agreement to the authentication of any Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Seller.

     (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any power or any further act on the part of the Trustee or such authenticating agent.

     (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Seller. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Seller. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Seller, the Trustee may promptly appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authen ticating agent. No successor authenticating agent shall be appointed unless acceptable to the Trustee and the Seller.

     (d) The Trustee agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this Section 6.08 out of the Trustee Fees payable to it pursuant to any applicable Supplement relating to any Certificates of any Series for which such authenticating agent shall have been appointed to act in such capacity.

     (e) The provisions of Sections 11.01, 11.02 and 11.03 shall be applicable to any authenticating agent.

     (f) Pursuant to an appointment made under this Section 6.08, the Certificates may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate cer tificate of authentication in substantially the following form:

     This is one of the Certificates described in the Pooling and Servicing Agreement.


                                                  ------------------------------


                                                  ------------------------------
                                                        as Authenticating Agent
                                                              for the Trustee


                                                  By:
                                                     ---------------------------
                                                        Authorized Officer

     SECTION 6.09. New Issuances.

     (a) The Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Certificates pursuant to a Supplement. The Investor Certificates of all outstanding Series shall be equally and ratably entitled as provided herein to the benefits of this Agreement without preference, priority or distinction, all in accordance with the terms and provisions of this Agreement and the applicable Supplement except, with respect to any Series or Class, as provided in the related Supplement.

     (b) On or before the Series Issuance Date relating to any new Series, the parties hereto will execute and deliver a Supplement which will specify the Principal Terms of such new Series. The terms of such Supplement may modify or amend the terms of this Agreement solely as applied to such new Series. The obligation of the Trustee to issue the Certificates of such new Series and to execute and deliver the related Supplement is subject to the satisfaction of the following conditions:

          (i) on or before the 30th Business Day immediately preceding the Series Issuance Date, the Seller shall have given the Trustee, each Master Servicer and each Rating Agency rating any Series of Certificates written notice of such proposed issuance and the Series Issuance Date;

          (ii) the Seller shall have delivered to the Trustee the related Supplement, in form and substance satisfactory to the Trustee, executed by each party hereto other than the Trustee;

          (iii) each Rating Agency rating any Series of Certificates shall have notified the Seller and the Trustee in writing that such issuance will not result in a reduction or withdrawal of the rating of any outstanding Series or Class with respect to which it acts as a Rating Agency;

          (iv) such issuance will not result in the occurrence of a Significant Event, a Potential Significant Event, a Series Significant Event with respect to any Series, or any event that, with the giving of notice or lapse of time or both, would constitute such a Series Significant Event, and the Seller shall have delivered to the Trustee an Officer's Certificate, dated the Series Issuance Date (upon which the Trustee may conclusively rely), to the effect that such issuance will not result in the occurrence of any such Significant Event, Potential Significant Event, Series Significant Event or other event and will not result in the occurrence of any such Significant Event, Potential Significant Event, Series Significant Event or other event at any time in the future;

          (v) the Seller shall have delivered to the Trustee an Opinion of Counsel to the effect that the issuance of the Certificates of such Series
     (A) has been, or need not be, registered under the Act and will not result in the requirement that any other Series of Investor Certificates not registered under the Act be so registered (unless the Seller has elected, in its sole discretion and at its sole expense, to register such Certificates), and (B) will not result in the Trust becoming subject to registration as an investment company under the Investment Company Act and
     (C) will not require this Agreement or the related Supplement to be qualified under the Trust Indenture Act of 1939, as amended;

          (vi) the Seller shall have delivered to the Trustee a Tax Opinion, dated the Series Issuance Date, with respect to such issuance;

          (vii) the Seller shall have satisfied such other conditions to the issuance of any new Series as may be specified in any Supplement; and

          (viii) the Seller shall have delivered to the Trustee copies of the Investor Letters (or any applicable certificate purchase agreement containing similar representations, warranties and undertakings as those set forth in the Investor Letters), in each case, executed by each Certificateholder.

Upon satisfaction of the above conditions, the Trustee shall execute the Supplement and, upon receipt of, and in accordance with the terms of, a Seller Order to do so, shall execute, authenticate and deliver the Certificates to the Persons specified in such Order against receipt of payment by the Trustee, for the benefit of the Trust, of the purchase price (or in the case of the Seller, the Series Receivables for such Series) for such Certificates. Notwithstanding the provisions of this Section 6.09(b), prior to the execution of any Supplement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such Supplement is authorized or permitted by this Agreement and any Supplement related to any outstanding Series. The Trustee may, but shall not be obligated to, enter into any such Supplement which affects the Trustee's own rights, duties or immunities under this Agreement.

Notwithstanding anything contained herein or in any Supplement to the contrary, no Investor Certificates may be issued to (u) any Foreign Person, (v) any Pass-Through Entity, (w) any Person that is, or is required to be (regardless of whether it in fact is), a registered "investment company" under the Investment Company Act or is excluded from the definition of "investment company" under the Investment Company Act pursuant to Section 3(c)(1) or Section 3(c)(7) thereof to the extent that such Person would beneficially own, at the time of (and after giving to) such transfer, 10% or more of either (1) the Aggregate Principal Balance of the Certificates of any Series outstanding at such time or (2) the Aggregate Principal Balance of all Certificates of all Series outstanding at such time, (x) any other Person which for purposes of the Investment Company Act
(i) was formed for the purpose of investing in the Certificates or would otherwise be treated as more than one Person for purposes of determining the number of owners of the Certificates issued by the Trust or (ii) would cause the number of beneficial owners of the securities issued by the Trust (other than short term paper) to exceed 100, (y) any Person in respect of which the purchase or holding thereof would constitute a "prohibited transaction" under ERISA or
Section 4975 of the Internal Revenue Code, or would cause the assets of the Trust to be deemed to be assets of any "Employee Benefit Plan" for purposes of ERISA or to be assets of a "Plan" for purposes of Section 4975 of the Internal Revenue Code or (z) any Person if such issuance to such Person would cause the Trust to have more than 85 beneficial owners (other than the Seller, the Company or any Affiliate of either of the foregoing) of the Certificates issued by the Trust (after application of applicable ownership and anti-avoidance rules under Section 7704 of the Internal Revenue Code and the United States Treasury Department regulations thereunder or would cause the Trust (or any portion thereof) to be classified as a publicly traded partnership for federal income tax purposes (and, in each of the cases in clauses (u), (v), (w), (x) (other than subclause
(ii) thereof, and (y), each prospective purchaser shall be required to represent and warrant that it is not such a Person prior to the issuance of any such Certificate to it and to the extent any such representation and warranty is incorrect such issuance shall be rescinded and deemed not to have occurred); provided that the Trustee shall have no duty to perform any independent investigation with respect to any representation or warranty by a prospective purchaser as to the matters set forth in clauses (u), (v), (w), (x) (other than subclause (ii) thereof, and (y).

     SECTION 6.10. Transfer of Certificates. The obligation of the Trustee to execute, authenticate and issue any Investor Certificate to any transferee pursuant to any written instrument of transfer or other direction to do so received by the Trustee pursuant to Section 6.03 shall be subject to the satisfaction of the following conditions on or prior to the proposed date of such transfer (the "Transfer Date"):

          (i) the Trustee and the Certificate Registrar shall have received a written instrument of transfer of the subject Investor Certificates executed by the transferring Certificateholder (or its attorney-in-fact, duly authorized), and the original Certificates which are the subject of such transfer;

          (ii) the Seller shall have delivered to the Trustee an Opinion of Counsel of the Seller or the transferring or transferee Certificateholder, dated as of the Transfer Date, to the effect that the transfer of such Investor Certificates of such Series (A) does not violate the Act, (B) will not result in the Trust becoming subject to registration as an investment company under the Investment Company Act and (C) will not require this Agreement or the related Supplement to be qualified under the Trust Indenture Act of 1939, as amended;

          (iii)the Seller shall have delivered to the Trustee a Tax Opinion from counsel of the Seller or the transferring or transferee Certificateholder, dated as of the Transfer Date, with respect to such transfer;

          (iv) the Seller shall have delivered to the Trustee copies of the Investor Letters executed by each such transferee Certificateholder; and

          (v) the Seller shall have satisfied such other conditions to the transfer thereof as may be specified in any Supplement.

Notwithstanding anything contained herein or in any Supplement to the contrary, no Investor Certificates may be transferred to (u) a Foreign Person, (v) any Pass-Through Entity, (w) any Person that is, or is required to be (regardless of whether it in fact is), a registered "investment company" under the Investment Company Act or is excluded from the definition of "investment company" under the Investment Company Act pursuant to Section 3(c)(1) or Section 3(c)(7) thereof to the extent that such Person would beneficially own, at the time of (and after giving to) such transfer, 10% or more of either (1) the Aggregate Principal Balance of the Certificates of any Series outstanding at such time or (2) the Aggregate Principal Balance of all Certificates of all Series outstanding at such time, (x) any other Person which for purposes of the Investment Company Act
(i) was formed for the purpose of investing in the Certificates or would otherwise be treated as more than one Person for purposes of determining the number of owners of the Certificates issued by the

Trust or (ii) would cause the number of beneficial owners of the securities issued by the Trust (other than short term paper) to exceed 100, (y) any Person in respect of which the purchase or holding thereof would constitute a "prohibited transaction" under ERISA or Section 4975 of the Internal Revenue Code, or (z) any Person if such issuance to such Person would cause the Trust to have more than 85 beneficial owners (other than the Seller, the Company or any Affiliate of either of the foregoing) of the Certificates issued by the Trust (after application of applicable ownership and anti-avoidance rules under Section 7704 of the Internal Revenue Code and the United States Treasury Department regulations thereunder) or would cause the Trust (or any portion thereof) to be classified as a publicly traded partnership for federal income tax purposes (and, in each of the cases in clauses (u), (v), (w), (x) (other than subclause (ii) thereof), and (y), each prospective transferee shall be required to represent and warrant that it is not such a Person prior to the transfer of any such Certificate to it and to the extent any such representation and warranty is incorrect such transfer shall be rescinded and deemed not to have occurred); provided that the Trustee shall have no duty to perform any independent investigation with respect to any representation or warranty by a prospective purchaser as to the matters set forth in clauses (u), (v), (w), (x) (other than subclause (ii) thereof, and (y).

Upon satisfaction of the above conditions, the Trustee shall execute, authenticate and deliver the Investor Certificates so transferred to the Persons so designated in the written order of transfer (and shall destroy the earlier

Certificates surrendered to it for transfer) and shall notify and register such transfer with the Certificate Registrar and Transfer Agent.

                                  ARTICLE VII

                      OTHER MATTERS RELATING TO THE SELLER

     SECTION 7.01. Obligations Not Assignable. The obligations of the Seller hereunder shall not be assignable nor shall any Person succeed to the obligations of the Seller hereunder.

     SECTION 7.02. Limitations on Liability. None of the members, managers, officers, employees, agents, or holders of limited liability company interests of or in the Seller, past, present or future, shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action in such capacities or otherwise pursuant to this Agreement or for any obligation or covenant under this Agreement, it being understood that, with respect to the Seller, this Agreement and the obligations created hereunder shall be, to the fullest extent permitted under applicable law, solely the limited liability company obligations of the Seller. The Seller and any member, manager, officer, employee, agent, or holder of a limited liability company interest of or in the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Seller or any Affiliate thereof) respecting any matters arising hereunder.

     SECTION 7.03. Indemnification by the Seller. The Seller hereby agrees to indemnify the Trustee (in its individual and trust capacities), the Trust, the Investor Certificateholders for any Series, the Series Enhancer for any Series and such other Persons as may be named as indemnified parties in the Supplement for any Series from and against such claims, losses and liabilities as may be specified in the applicable Supplement, and subject to such limitations as may be set forth therein.

                                  ARTICLE VIII

            OTHER MATTERS RELATING TO THE APPLICABLE MASTER SERVICERS

     SECTION 8.01. Liability of Each Applicable Master Servicer. Each Applicable Master Servicer shall be liable under this Agreement and the applicable Supplements for the Series for which such Person acts as Master Servicer only to the extent of the obligations specifically undertaken by it in its capacity as Master Servicer with respect to such Series.

     SECTION 8.02. Merger or Consolidation of, or Assumption of the Obligations of, any Applicable Master Servicer. No Master Servicer shall consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person unless:


     (a) (i) the Person formed by such consolidation or into which such Master Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of such Master Servicer substantially as an entirety shall be, if such Master Servicer is not the surviving entity, a corporation, limited partnership or limited liability company organized and existing under the laws of the United States of America or any State or the District of Columbia, and such entity shall have expressly assumed, by an agreement supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the performance of every covenant and obligation of such Master Servicer hereunder and under the Supplements for each of the Series for which such Person shall act as Master Servicer; (ii) if such Master Servicer is an Affiliated Entity, the surviving entity of such merger or conveyance or transfer of property and assets is a consolidated subsidiary of Wentworth; and (iii) such Master Servicer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each in form reasonably satisfactory to the Trustee and stating that such consolidation, merger, conveyance or transfer complies with this Section 8.02 and that all conditions precedent herein provided for relating to such transaction have been complied with;

     (b) each Rating Agency rating any Series for which such Master Servicer shall act in such capacity shall have notified the Seller, such Master Servicer and the Trustee, in writing, that such merger or consolidation or conveyance or transfer, as the case may be, will not result in a reduction or withdrawal of the rating of any such outstanding Series or Class of such Series; and

     (c) the corporation, limited partnership or limited liability company formed by such consolidation or into which such Master Servicer is merged or which acquires by conveyance or transfer the properties and assets of such Master Servicer substantially as an entirety shall have all licenses and approvals of Governmental Authorities required to service the Series Receivables for each Series of Certificates for which such Master Servicer shall act in such capacity, except to the extent the failure to have any such license does not have, and could not reasonably be expected to have, a material adverse effect on its ability to perform the obligations of Master Servicer hereunder and under any applicable Supplement.

     SECTION 8.03. Limitations on Liability. None of the members, managers, officers, directors, partners, employees, agents, shareholders, or holders of limited liability company interests, as applicable, of or in any Master Servicer, past, present or future, shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action in such capacities or otherwise pursuant to this Agreement or for any obligation or covenant under this Agreement, it being understood that, with respect to any such Master Servicer, this Agreement and the obligations created hereunder shall be, to the fullest extent permitted under applicable law, solely the corporate, partnership or limited liability company, as applicable, obligations of such

Master Servicer. Each Master Servicer and any member, manager, officer, director, partner, employee, agent, shareholder or holder of limited liability company interest of or in such Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than any Affiliate thereof) respecting any matters arising hereunder. No Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties as Master Servicer in accordance with this Agreement and which in its reasonable judgment may involve it in any material expense or liability.

     SECTION 8.04. Indemnification by Master Servicers. Each Master Servicer, if an Affiliated Entity, hereby agrees to indemnify the Trustee (in its individual and trust capacities), the Trust, the Investor Certificateholders for any Series, the Series Enhancer for any Series and such other Persons as may be named as indemnified parties in the Supplement for any Series against such claims, losses and liabilities as may be specified in the applicable Supplement, and subject to such limitations as may be set forth therein.

     SECTION 8.05. Master Servicer Not to Resign. No Master Servicer shall resign from the obligations and duties imposed on it hereby and under any applicable Supplement except upon determination that (a) its performance of its duties hereunder and thereunder is no longer permissible under applicable law and (b) there is no reasonable action which such Master Servicer could take to make its performance of its duties hereunder permissible under applicable law. Any determination permitting the resignation of such Master Servicer shall be evidenced by an Opinion of Counsel who is not an employee of such Master Servicer or any Affiliate of such Master Servicer with respect to clause (a) above, delivered to, and in form reasonably satisfactory to, the Trustee. No resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of such Master Servicer in accordance with Section 10.02 hereof. If within 60 days of the date of the determination that such Master Servicer may no longer act as a Master Servicer hereunder for any reason the Trustee has not appointed a Successor Servicer, the Trustee shall serve as Successor Servicer hereunder with respect to those Series for which such resigning Master Servicer acted in such capacity. Notwithstanding the foregoing, the Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established institution that is an Eligible Master Servicer (other than the Trustee) as the Successor Servicer with respect to such Series hereunder.

     SECTION 8.06. Examination of Records. Each Master Servicer shall indicate in its records that the Series Receivables and other Series Trust Assets for the Series for which it acts in such capacity have been Transferred to the Trustee, on behalf of the Trust, pursuant to this Agreement and each applicable Supplement for the benefit of the Certificateholders of the applicable Series secured thereby.

                                   ARTICLE IX

                               SIGNIFICANT EVENTS

     SECTION 9.01. Significant Events. If any one of the following events shall occur:


     (a) an Insolvency Event shall occur with respect to the Seller, the Company or the Trust; or

     (b) the Trust shall become subject to the registration requirements of the Investment Company Act; or

     (c) with respect to any Series, any Series Significant Event set forth in the related Supplement;

then, subject to applicable law, in the case of any event described in clause
(a) or (b), a Significant Event shall occur with respect to all outstanding Series without any notice or other action on the part of the Trustee or the Certificateholders immediately upon the occurrence of such event, and in the case of any Series Significant Event, such Series Significant Event shall give rise to a Significant Event only for such Series and the applicable Supplement shall set forth provisions which shall determine whether such Series Significant Event shall constitute a Significant Event for such Series.

     The Trustee, upon learning of the occurrence of any event described in clause (a) or (b) or of any Series Significant Event, shall promptly notify each Series Enhancer and each Rating Agency for any Series affected thereby.

     SECTION 9.02. Additional Rights Upon the Occurrence of any Significant Event. Upon the occurrence and during the continuance of any Significant Event, in addition to all other rights and remedies under this Agreement, any applicable Supplement or otherwise and all other rights and remedies provided under the UCC of all applicable jurisdictions and other applicable laws (which rights shall be cumulative):

     (a) Each of the Applicable Master Servicers, at the direction of the Trustee, and the Trustee may, and shall upon the direction of the Majority Control Parties, in the case of a Significant Event described in Section 9.01(a) or (b), or the Majority Certificateholders for any such affected Series, in the case of a Significant Event described in Section 9.01(c), exercise any and all rights and remedies of the Seller under or in connection with the Seller Purchase Agreement, including, without limitation, any and all rights of the Seller to demand or otherwise require payment of any amount under, or performance of any provision of, the Seller Purchase Agreement.

     (b) Upon the occurrence of a Significant Event described in Section 9.01
(a) or (b), all amounts owing under the Investor Certificates of all outstanding Series shall automatically become due and payable without any action or notice on the part of the Certificateholders or the Trustee. Subject to the terms of each applicable Supplement, upon the occurrence and during the continuance of a Significant Event described in Section 9.01(c), the Trustee, at the direction of the applicable Control Party for each such Series, may declare all amounts owing under the Investor Certificates of such Series to be immediately due and payable. Subject to the limitations thereon set forth in any applicable Supplement for any Series in respect of which such amounts have been so declared immediately due and payable, the Trustee, at the direction of the Control Parties for each affected Series, shall, or shall cause the Applicable Master Servicers to, foreclose upon (to the extent the Transfers hereunder are not deemed to be sales and/or absolute transfers) and/or sell the Series Trust Assets for any such affected Series for the benefit of the Certificateholders of such Series and apply such monies in accordance with the terms of the applicable Supplement for such Series.

     (c) The Trustee shall have any other additional rights with respect to any particular Series and/or Series Trust Assets as shall be set forth in the Supplement relating thereto.

     SECTION 9.03. Certain Specific Rights Upon the Occurrence of an Insolvency Event. If an Insolvency Event with respect to the Seller occurs, the Seller shall make no further transfers, substitutions or exchanges of Receivables of or to the Trust and shall promptly give notice to the Trustee, who shall promptly forward such notice to the Investor Certificateholders, the Series Enhancers and each Master Servicer of such event. Notwithstanding the foregoing, Receivables transferred to the Trust prior to the occurrence of such Insolvency Event and Collections in respect of such Receivables shall continue to be part of the Trust.

                                    ARTICLE X

                                SERVICER DEFAULTS

     SECTION 10.01. Servicer Defaults. Upon the occurrence of a Servicer Default with respect to any Series, and for so long as such Servicer Default shall not have been remedied or waived, the Trustee, at the direction of the Majority Certificateholders of such Series, by notice then given in writing to the Applicable Master Servicer (such notice being a "Termination Notice"), shall terminate all but not less than all of the rights and obligations of such Applicable Master Servicer as servicer under this Agreement and any related Supplement with respect to each such Series with respect to which such notice was so given. The Trustee shall not be deemed to have knowledge of a Servicer Default with respect to any Series until a Responsible Officer has received written notice thereof.

     After receipt by any Applicable Master Servicer of a Termination Notice, and on the date that a Successor Servicer shall have been appointed by the Trustee pursuant to Section 10.02, all authority and power of such Master Servicer under this Agreement and any Supplements for any Series for which such Person acts as Master Servicer shall pass to and be vested in such Successor Servicer (a "Service Transfer"); and, without limitation, the Trustee is hereby authorized, empowered and instructed (upon the failure of such Master Servicer to cooperate) to execute and deliver, on behalf of such Master Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of such Master Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. Each Master Servicer hereby agrees to cooperate, at its expense (other than with respect to out-of-pocket costs and expenses payable to third parties (other than Affiliated Entities or their Affiliates or employees), which amounts shall be reimbursed by the Successor Servicer), with the Trustee and such Successor Servicer in (i) effecting the termination of the responsibilities and rights of such Master Servicer to conduct servicing hereunder and under the applicable Supplements, including, without limitation, the transfer to such Successor Servicer of all authority of such Master Servicer to service the Receivables as provided under this Agreement and under the applicable Supplements, including all authority over all Collections which shall on the date of such Service Transfer be held by such Master Servicer for deposit to any Lock-Box Account, the Master Collection Account, any Series Collection Account, any Series Payment Account, the Trustee's Account or the Seller's Account, for payment to any Claimant in respect of any Split Payment, or which have been deposited by such Master Servicer to any Lock-Box Account, the Collection Account, any Series Collection Account, any Series Payment Account, or any other account, or which shall thereafter be received with respect to the Receivables, and (ii) assisting the successor servicer. Such Master Servicer shall, at its expense (other than with respect to out-of-pocket costs and expenses payable to third parties (other than Affiliated Entities or their Affiliates or employees), which amounts shall be reimbursed by the Successor Servicer), as soon as practicable, and in any event within three Business Days of such Service Transfer, (A) assemble such documents, instruments and other records (including computer tapes and disks, which evidence the affected Series Receivables and the other Series Trust Assets, and which are necessary or desirable to collect the affected Series Receivables, and shall make the same available to the Successor Servicer or the Trustee or its designee at a place selected by the Successor Servicer or the Trustee and in such form as the Successor Servicer or the Trustee may reasonably request, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Receivables and Split Payments in a manner acceptable to the Successor Servicer and the

Trustee, and, promptly upon receipt, remit all such cash, checks and instruments to the Successor Servicer or the Trustee or its designee.

     SECTION 10.02. Trustee to Act; Appointment of Successor. (a) On and after the receipt by any Master Servicer for any Series of a Termination Notice pursuant to Section 10.01 or upon a resignation by any such Master Servicer pursuant to Section 8.05, such Master Servicer shall continue to perform all servicing functions under this Agreement and the applicable Supplement, until
(i) in the case of any such receipt, the date specified in such Termination Notice or otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice or otherwise specified by the Trustee, until a date mutually agreed upon by such Master Servicer and the Trustee, and
(ii) in the case of any such resignation, until the Trustee or a Successor

Servicer shall have assumed the responsibilities and obligations of such Master Servicer pursuant to this Section. The Trustee shall as promptly as possible after the giving of a Termination Notice or such a resignation appoint an Eligible Master Servicer (which, unless the Back-up Servicer has given notice to the Trustee that it shall be unable to perform such services or the Back-up Servicing Agreement shall have previously been terminated, shall be the Back-up Servicer) as a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee (which such notice, in the case of the Back-up Servicer, shall be given by the Back-up Servicer within two Business Days after any such notice of appointment as required pursuant to the Back-up Servicing Agreement). In the event that a Successor Servicer has not been appointed or has not accepted its appointment by the earlier of 60 days after the date of such Termination Notice or at the time when such terminated or resigning Master Servicer ceases to act as a Master Servicer hereunder, the Trustee without further action shall automatically be appointed the Successor Servicer with respect to those Series for which such terminated or resigning Master Servicer acted in such capacity. Subsequent to such appointment, the Trustee may cease to act as the Master Servicer with respect to such Series provided that another Successor Servicer is appointed therefor in accordance with and subject to the terms of this Agreement. The Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with the terms of this Agreement. Notwithstanding the foregoing, the Trustee shall, if it is legally unable so to act as Successor Servicer, petition a court of competent jurisdiction to appoint any established institution that is an Eligible Master Servicer (other than the Trustee) as the Successor Servicer hereunder with respect to such Series.

     (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the terminated or resigning Master Servicer with respect to servicing functions for those Series formerly serviced by such terminated or resigning Master Servicer under this Agreement and each related Supplement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and thereof accruing from and after the effective date of such appointment. Form and after such appointment, all references in this Agreement and any such related Supplement to the Master Servicer or the Applicable Master Servicer for such Series shall be deemed to refer to such Successor Servicer.

     (c) In connection with any Termination Notice, the Trustee will review any bids which it obtains from Eligible Master Servicers and shall be permitted to appoint any Eligible Master Servicer submitting such a bid as a Successor Servicer (other than the Back-up Servicer) for servicing compensation not in excess of the applicable Master Servicing Fee for such affected Series; it being understood and agreed that the appointment of the Back-up Servicer as Successor Servicer with respect to any Series is not subject to the condition set forth in this clause (c) and that the Back-up Servicer shall be entitled to receive such fee for such services as shall be set forth in the Back-up Servicing Agreement; and it being further understood and agreed that if no Successor Servicer (other than the Back-up Servicer) will perform such services for an amount less than the applicable Master Servicing Fee for such Series, then the Trustee shall be permitted to appoint an Eligible Master Servicer reasonably acceptable to the Trustee and the Seller submitting the lowest bid as among all such acceptable Eligible Master Servicers.

     (d) All authority and power granted to the Successor Servicer under this Agreement with respect to any Series shall automatically terminate upon the earliest of (x) termination of the Trust pursuant to Section 12.01(a) and (y) the payment in full in cash of all amounts owing to any Persons (other than the Affiliated Entities) hereunder and the related Supplement, and shall pass to and be vested in the Seller (or its designee) (subject to the proviso to Section 12.01(a)) and, without limitation, the Seller is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer agrees to cooperate with the Seller (or its designee) in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing of the Receivables. The Successor Servicer shall transfer its electronic records relating to such Series Receivables to the Seller (or its designee) in such electronic form as the Seller (or its designee) may reasonably request and shall transfer all other records, correspondence and documents to the Seller (or its designee) in the manner and at such times as the Seller (or its designee) shall reasonably request.

     SECTION 10.03. Notification to Certificateholders. Promptly and in any event within one Business Day after the Seller or a Master Servicer becomes aware of any Servicer Default with respect to any Master Servicer for any Series, the Seller or such Master Servicer, as applicable, shall give written notice thereof to a Responsible Officer of the Trustee, and the Trustee shall deliver a copy of such notice to the affected Certificateholders and each affected Series Enhancer. Upon any termination or appointment of a Successor Servicer pursuant to this Article X, the Trustee shall give prompt written notice thereof to the Seller, the affected Certificateholders, each affected Series Enhancer and each Rating Agency then rating any outstanding Series or Class of Certificates.

                                   ARTICLE XI

                                   THE TRUSTEE

     SECTION 11.01. Duties of Trustee. (a) The Trustee, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and the Supplements. If and to the extent the Trustee is required to act as a Successor Servicer with respect to any Series, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and any applicable Supplement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements,

opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement or any Supplement, shall examine them to determine whether they substantially conform to the requirements of this Agreement or any Supplement. The Trustee shall give prompt written notice to the Certificateholders of any affected Series of any material lack of conformity of any such instrument to the applicable requirements of this Agreement or any applicable Supplement discovered by the Trustee.

     (c) Subject to Section 11.01(a), no provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct; provided, however, that:

          (i) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (ii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Majority Control Parties, any Control Party or the Majority Certificateholders of a Series (to the extent the Trustee is authorized or directed to rely on the directions of any such constituency) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement or any applicable Supplement; and

          (iii) the Trustee shall not be charged with knowledge of any failure by any Master Servicer to comply with the obligations of such Person referred to in Section 10.01 unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or a Responsible Officer of the Trustee receives written notice of such failure.

     (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or under any Supplement or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds and/or adequate indemnity (and, to the extent requested by the Trustee, advancement of funds) against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any obligations of any Master Servicer under this Agreement or any applicable Supplement except during such time and only in respect of such Series, if any, as the Trustee shall be a Successor Servicer to, and be vested with the rights, duties, powers and privileges of, a Successor Servicer in accordance with the terms of this Agreement.


     (e) Except for actions expressly authorized by this Agreement or any applicable Supplement, the Trustee shall take no action reasonably likely to impair the interests of the Trust in any Trust Asset now existing or hereafter created or the value of any Trust Asset now existing or hereafter created.

     (f) Except as expressly provided in this Agreement or any applicable Supplement, the Trustee shall have no power to vary the corpus of the Trust in respect of any Series including, without limitation, by (i) accepting any substitute obligation for any Series Trust Asset initially Transferred to the Trust for the benefit of any Series under Section 2.01 and the related Supplement, (ii) adding any other investment, obligation or security to the Trust for the benefit of any Series, or (iii) withdrawing from the Trust any Series Trust Asset.

     (g) In the event that the Paying Agent, the Authenticating Agent or the Certificate Registrar and Transfer Agent (in each case, if other than the Trustee) shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent, the Authenticating Agent or the Certificate Registrar and Transfer Agent, as the case may be, under this Agreement or under any Supplement, the Trustee shall be obligated, promptly upon the obtaining of actual knowledge thereof by a Responsible Officer of the Trustee, to perform such obligation, duty or agreement in the manner so required.

     (h) The Trustee shall have no responsibility or liability for investment losses on Eligible Investments.

     SECTION 11.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 11.01:

     (a) the Trustee may rely on and shall be protected in acting on, or in refraining from acting in accord with, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement or any applicable Supplement by the proper party or parties;

     (b) the Trustee may consult with counsel and any advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

     (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any Supplement, or to institute, conduct or defend any litigation hereunder or thereunder or in relation hereto or thereto, at the request, order or direction of any of the Certificateholders (or any constituent portion thereof authorized to give any such directions to the Trustee), pursuant to the provisions of this Agreement or any Supplement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of a Servicer Default with respect to any Series (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

     (d) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any applicable Supplement;

     (e) the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, approval, bond or other paper or document, unless requested in writing so to do by the Control Party of any affected Series;

     (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent (including, without limitation, any Master Servicer, the Back-up Servicer or Successor Servicer), attorney or custodian appointed with due care by it hereunder;

     (g) except as may be required by Section 11.01(b), the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or the Seller for the purpose of establishing the presence or absence of defects, the compliance by the Seller with its representations and warranties or for any other purpose;

     (h) nothing in this Agreement shall be construed to require the Trustee to monitor the performance of any of the Master Servicers or act as a guarantor of any Master Servicer's performance;

     (i) the Trustee in its individual capacity or otherwise may engage in any business, lending or other transactions or activities in the ordinary course of its business with any of the Affiliated Entities, and shall be entitled to exercise all of its rights, powers and remedies in connection therewith to the same extent as if the Trustee were not acting as the Trustee hereunder and without any duty to account to the Certificateholders therefor; and

     (j) any reference in this Agreement or any Supplement to the knowledge of the Trustee with regard to any matter shall be construed to mean the actual knowledge of any Responsible Officer of the Trustee's corporate trust department with respect to such matter.

     SECTION 11.03. Trustee Not Liable for Recitals in Certificates. The Trustee assumes no responsibility for the correctness of the recitals contained herein, in any Supplement and/or in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 11.14, the Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document. The Trustee shall not be accountable for the use or application by the Seller of any of the Certificates, or for the use or application of any proceeds of the Certificates paid to the Seller in respect of the Certificates, the Receivables or deposited in or withdrawn from any Lock-Box Account, the Master Collection Account, any Series Collection Account, any Series Payment Account, the Seller's Account, the Trustee's Account or any other account hereafter established to effectuate the transactions contemplated by and in accordance with the terms of this Agreement and any applicable Supplement.

     SECTION 11.04. Compensation; Trustee's Expenses. (a) As full compensation for its services hereunder with respect to any Series, the Trustee shall be entitled to receive, solely out of Collections of Trust Assets of such Series and, to the extent provided in the Supplement for such Series, any available Series Enhancement for such Series and subject to the priority of payments set forth in any such Supplement, the fees separately agreed between the Seller and the Trustee by separate letter agreements for each such Series.

     (b) Expenses. The Applicable Master Servicer for any Series or, if such Applicable Master Servicer is not an Affiliated Entity, the Seller, will pay or reimburse the Trustee upon its request, for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in respect of such Series in accordance with any of the provisions of this Agreement or the applicable Supplement or in connection with any amendment hereto (including the reasonable fees and expenses of its agents, any co-trustee and counsel), except any such expense, disbursement or advance as may arise from its gross negligence, willful misconduct or bad faith and except as provided in the following sentence; it being agreed that any such expenses allocable to one or more Series shall be divided among all such Series pro rata based on the respective Original Aggregate Principal Balances of the Investor Certificates of each such Series. If the Trustee is appointed Successor Servicer pursuant to
Section 10.02, the provision of this Section 11.04 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer all of which shall be payable from the Master Servicing Fee for the affected Series. The terms of this Section 11.04 shall survive the termination of this Agreement.

     SECTION 11.05. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be an Eligible Institution. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purpose of this Section 11.05, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be an Eligible Institution in accordance with the provisions of this Section 11.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.06.

     SECTION 11.06. Resignation or Removal of Trustee. (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Seller, each Master Servicer and each Rating Agency then rating any outstanding Series or Class of Certificates. Upon receiving such notice of resignation, the Seller shall promptly appoint a successor trustee acceptable to the Control Party for each Series by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     (b) If at any time the Trustee shall cease to be an Eligible Institution in accordance with Section 11.05 hereof and shall fail to resign after written request therefor by any Master Servicer, the Seller or any Control Party, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or if a receiver or a Trustee for it or for its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then any Master Servicer or the Seller may (or, at the direction of any Control Party, shall) remove the Trustee and promptly appoint a successor trustee acceptable to the Majority Control Parties by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

     (c) Any resignation or removal of the Trustee and appointment of successor trustee pursuant to any of the provisions of this Section 11.06 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.07 hereof.

     SECTION 11.07. Successor Trustee. (a) Any successor trustee appointed as provided in Section 11.06 shall execute, acknowledge and deliver to the Seller, to each Master Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents or copies thereof and statements held by it hereunder; and the Seller and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.


     (b) No successor trustee shall accept appointment as provided in this
Section 11.07 unless at the time of such acceptance such successor trustee shall be an Eligible Institution in accordance with Section 11.05 hereof and concurrently therewith such successor trustee would accept appointment as the Collateral Trustee under the Intercreditor Agreement.

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section 11.07, such successor trustee shall mail notice of such succession hereunder to all Investor Certificateholders.

     SECTION 11.08. Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be an Eligible Institution in accordance with Section 11.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 11.09. Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Assets may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Assets, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Assets, or any part thereof, and, subject to the other provisions of this
Section 11.09, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.05 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 11.07 hereof.

     (b) Every separate trustee and co-trustee shall, to the extent permitted by law be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as Successor Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust

     Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to any affected Master Servicer.

     (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 11.10. Tax Returns. In connection with the preparation of any necessary tax returns for the Trust, the Seller, based on the information provided to it by the Master Servicers shall prepare or shall cause to be prepared such tax returns and shall provide such tax returns to the Trustee for signature at least ten Business Days before such returns are due to be filed by the Trustee on behalf of the Trust. The Seller, based on the information provided to it by each Applicable Master Servicer in accordance with the related Supplements shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Certificateholders of each separate Series and shall deliver such information to the Trustee at least ten Business Days prior to the date it is required by law to be distributed to such Certificateholders. The Trustee, upon request, will furnish the Seller with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust, and shall, upon request of the Seller, execute and file such returns.


     SECTION 11.11. Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

     SECTION 11.12. Suits for Enforcement. (a) If a Servicer Default with respect to any Series shall occur and be continuing, the Trustee, in its discretion may, subject to the provisions of Sections 11.01 and 11.13, proceed to protect and enforce its rights and the rights of the Certificateholders of such Series under this Agreement and the related Supplement by suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or such related Supplement or in aid of the execution of any power granted in this Agreement or such related Supplement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or such Certificateholders.

     (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Certificateholder of such Series any plan of reorganization, arrangement, adjustment or composition affecting the Certificates of such Series or the rights of any Certificateholder of such Series, or to authorize the Trustee to vote in respect of the claim of any Certificateholder of such Series in any such proceeding.

     SECTION 11.13. Rights of Certificateholders to Direct Trustee. The Trustee will perform its duties as Trustee hereunder and under each Supplement (including, without limitation, the exercise of any trust, power or remedy conferred on or available to the Trustee hereunder and under each Supplement) at the direction of the Majority Control Parties or, if any such duties, trusts, powers or remedies relates to less than all then outstanding Series jointly, then with respect to the exercise of such duties, powers, trusts or remedies with respect to each Series, at the direction of the Majority Certificateholders of such Series; provided, however, that if any provision of this Agreement or any Supplement imposes a duty on the Trustee and requires the approval or other action of Certificateholders of a Series holding a specified percentage of the Aggregate Principal Balance of such Series or Classes thereof, then the Trustee shall perform such duty with respect to such Series or Class thereof only at the direction of the same percentage of Certificateholders as is specified in such provision; provided further, however, that subject to Section 11.01, the Trustee shall have the right to decline to follow any such direction if the Trustee after being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and, provided, further, that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of any such constituency of Certificateholders.

     SECTION 11.14. Representations and Warranties of Trustee. The Trustee represents and warrants as of the date hereof and as of Series Issuance Date for each Series that:

     (a) the Trustee is duly organized and validly existing as a national banking association in good standing under the laws of the United States;

     (b) the Trustee has full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and each Supplement; and

     (c) each of this Agreement and each Supplement has been duly executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee enforceable against it in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

     SECTION 11.15. Maintenance of Office or Agency. The Trustee will maintain at its expense in Wilmington, Delaware, or the Borough of Manhattan, The City of New York, an office or agency (the "Corporate Trust Office") where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates its office at PNC Bank, DE, 222 Delaware Avenue, 17th Floor, Wilmington, DE 19801 as such office. The Trustee will give prompt written notice to each Master Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     SECTION 11.16. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the Holder or beneficial owner of any Investor Certificate with the same rights as it would have if it were not the Trustee hereunder.

                                   ARTICLE XII

                                   TERMINATION

     SECTION 12.01. Termination of Trust. The Trust and the respective obligations and responsibilities of the Seller, the Master Servicers and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificate- holders as hereinafter set forth) shall terminate, except with respect to the duties described in Sections 7.03, 8.04, 11.04, 12.02(b), 13.11 and 13.14 upon the earlier to occur of (i)the date which is 21 years from the death of the last survivor of the descendants living as of the Closing Date of Joseph P. Kennedy of Boston, Massachusetts, and (ii) at the option of the Seller exercisable by a Seller Order to the Trustee to such effect, any day following the Collection Date of the last outstanding Series; provided, however, that if, at any time after the payment that would have otherwise resulted in the termination of the Trust and such obligations, such payment is rescinded or must otherwise be returned for any reason, effective upon such rescission or return such termination of the Trust and such obligations shall automatically be deemed never to have occurred and the Trust and such obligations shall be deemed to be in full force and effect.

     SECTION 12.02. Final Distribution. (a) The Seller shall give the Trustee, each Certificateholder and each Series Enhancer at least twenty days' prior written notice of the date on which (i) the Trust is expected to terminate in accordance with subsection 12.01 and (ii) the final distribution on the Certificates will be made. Not later than five Business Days after the Trustee shall receive such notice, the Trustee shall mail notice to the Certificateholders specifying (w) the date upon which such final distribution will be made, (x) the amount of any such final distribution, (y) if applicable, that the Distribution Date otherwise applicable to such final distribution is not applicable and (z) that following such distribution, all outstanding Certificates shall be deemed canceled. The Trustee shall give such notice to the Certificate Registrar and Transfer Agent and the Paying Agent at the time such notice is given to the Certificateholders.

     (b) Notwithstanding the Seller's delivery to the Trustee, or the Trustee's delivery to the Certificateholders, of the notices required under Section 12.02(a), all funds then on deposit in the Master Collection Account (or any sub-account thereof, including any Series Collection Account), any Series Collection Account, any Series Payment Account or the Trustee's Account shall continue to be held in trust for the benefit of the applicable Certificateholders and Series Enhancers, and the Paying Agent or the Trustee shall pay such funds to such Certificateholders and to all other applicable parties on the date specified in such notice, subject to the priorities set forth in the applicable Supplement (as if such distribution occurred on an applicable Distribution Date).

     SECTION 12.03. Seller's Termination Rights. Upon the termination of the Trust pursuant to Section 12.01, the payment in full of all amounts due to the Investor Certificateholders (other than those owned by the Affiliated Entities), and the surrender of any Seller Certificates, the Trustee shall assign and convey to the Seller or its designee, without recourse, representation or warranty, all right, title and interest of the Trust in and to the Receivables, whether then existing or thereafter created, and all other Trust Assets. The Trustee at the expense of the Seller shall execute and deliver such instruments of transfer and assignment, in each case without recourse, representation or warranty, as shall be prepared by the Seller for execution by the Trustee which are reasonably requested by the Seller to vest in the Seller all right, title and interest which the Trust had in the Receivables and all other Trust Assets.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

     SECTION 13.01. Amendment; Waiver of Default Events. (a) This Agreement may be amended from time to time by each Master Servicer (to the extent such consent is required in accordance with the final proviso of this sentence), the Seller and the Trustee to cure any ambiguity or to correct or supplement any provision herein which may be inconsistent with any other provision herein; provided that such action shall not adversely effect the interests of any Investor Certificateholder (other than an Affiliated Entity) or any Series Enhancer; and provided, further, that the Master Servicers' consent shall not be required with respect to any such amendment which does not modify any of their respective obligations, duties, rights or benefits hereunder or under any of the other Operative Documents. The Trustee may request an Officer's Certificate from the Seller and an Opinion of Counsel from outside counsel of the Seller, in each case, with respect to an amendment entered into pursuant to this Section 13.01(a) concerning the effect of any such action.

     (b) This Agreement may be amended or any term or provision thereof waived from time to time by each Master Servicer (to the extent such consent to any such amendment would be required pursuant to the first sentence of Section 13.01(a)), the Seller and the Trustee, with the consent of the Control Party for each adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment or waiver shall (i) reduce in any manner the amount of, or delay the timing of, allocations, payments or distributions to be made to any Certificateholder without the consent of such Certificateholder and the Series Enhancer in respect of the relevant Certificates, (ii) change the definition of or the manner of calculating the Certificateholders' Interest or any Investor Certificateholder's interest therein without the consent of each affected Investor Certificateholder and each Series Enhancer in respect of the relevant Certificates, (iii) modify the foregoing consent requirements with respect to any amendment or waiver so as to eliminate the requirement that the Control Party for each adversely affected Series shall have consented to such amendment without the consent of each affected Investor Certificateholder and each Series Enhancer in respect of the relevant Certificates or (iv) cause any adverse tax effect for any Investor Certificateholder without the consent of each affected Investor Certificateholder and each Series Enhancer in respect of the relevant Certificates. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise. The Trustee shall request an Officer's Certificate and an Opinion of Counsel with respect to an amendment entered into pursuant to this Section 13.01(b) concerning compliance with the requirements of this Agreement. Any amendment to be effected pursuant to this paragraph shall be deemed to adversely affect all outstanding Series, other than any Series with respect to which such action shall not, as evidenced by an Opinion of Counsel

(which counsel shall not be an employee of, or counsel for any Affiliated Entity), addressed and delivered to the Trustee, adversely affect in any material respect the interests of any Investor Certificateholder (other than an Affiliated Entity) of or the Series Enhancer for such Series.

     (c) Notwithstanding anything to the contrary in Section 13.01(a) and 13.01(b), neither this Agreement nor any Supplement shall be amended in violation of any restrictions or limitations set forth in any Supplement.

     (d) Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or a copy of such amendment to each Investor Certificateholder, Series Enhancer and, to the extent the Master Servicers were not parties thereto, each Master Servicer.

     (e) It shall not be necessary for the consent of Investor Certificateholders or any Series Enhancer under this Section 13.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     (f) Any Supplement executed in accordance with the provisions of Section
6.09 shall not be considered an amendment to this Agreement for the purposes of this Section.

     (g) Prior to the execution of any amendment to this Agreement or any Supplement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel of outside counsel to the Seller stating that the execution of such amendment is authorized or permitted by this Agreement or the applicable Supplement, as the case may be. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement, any Supplement or otherwise.

     SECTION 13.02. Protection of Right, Title and Interest to Trust. (a) The Seller and the Applicable Master Servicers shall cause this Agreement, all amendments hereto and all financing statements and continuation statements and any other necessary documents covering the Certificateholders' and the Trustee's right, title and interest in and to the Trust and the respective Trust Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law to preserve and protect fully the right, title and interest of the Certificateholders of each Series entitled thereto and the Trustee hereunder in and to all property comprising the Trust. Each Applicable Master Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, each document recorded, registered or filed by it as required above, promptly following such recording, registration or filing. The Seller shall cooperate fully with the Master Servicers in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of Section 13.02(a).

     (b) Within 30 days after the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with the terms of this Agreement seriously misleading within the meaning of Section 9-402(7) (or any comparable provision) of the UCC as in effect in the jurisdiction the law of which governs the perfection of the interest in the Trust Assets created hereunder or under any Supplement, the Seller shall give the Trustee notice of such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's interest in the Trust Assets and the proceeds thereof contemplated by Section 2.01 hereof.

     (c) The Seller and each Master Servicer will give the Trustee prompt written notice of any relocation of any office from which it services Receivables (or any portion thereof) or keeps records concerning the Receivables (or any portion thereof) or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Trust's interest in the Receivables (or any portion thereof) and the other Trust Assets (or any portion thereof) and the proceeds thereof contemplated by Section 2.01 hereof. The Seller and each Master Servicer will at all times maintain each office from which it services Receivables and its principal executive offices within the United States of America.

     (d) Notwithstanding anything contained herein to the contrary, neither the Company nor the Seller shall be required to file assignments in favor of the Seller and the Trustee, respectively, with respect to the UCC financing statements filed by the Company against each of the Claimants in connection with the respective Settlement Purchase Agreements, but the Seller hereby covenants to file, or cause the Company to file, continuation statements thereof as and when necessary to maintain the effectiveness of such statements; it being understood and agreed that neither the Company nor the Seller shall have any duty to monitor the continued effectiveness of the financing statements originally filed against such Claimants (other than with respect to the lapse thereof due to time).

     SECTION 13.03. Limitation on Rights of Certificateholders. (a) The death or incapacity of any Investor Certificateholder shall not operate to terminate this Agreement, or any Supplement or the Trust, nor shall such death or incapacity entitle such Investor Certificateholders' legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust or any Series, nor otherwise affect the rights, obligations and liabilities of the parties hereto or to any Supplement or any of them.


     (b) No Investor Certificateholder or Series Enhancer shall have any right by virtue of any provisions of this Agreement to file or otherwise institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Supplement, unless such Investor Certificateholder or Series Enhancer previously shall have made, and unless a majority of the Control Parties effected thereby (which, if such action, suit or proceeding relates to this Agreement, shall be deemed to be all Control Parties) shall have made, a written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after such request and offer of indemnity, shall have failed to file or otherwise refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted, by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement or any Supplement to affect, disturb or prejudice the rights of the holders of any of the Investor Certificates, or to obtain or seek to obtain priority over or preference to any such Investor Certificateholder, or to enforce any right under this Agreement or any Supplement, except in the manner herein and therein provided and for the equal, ratable and common benefit of all Investor Certificateholders of the Series or Classes affected thereby. For the protection and enforcement of the provisions of this Section 13.03, each and every Investor Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 13.04. Governing Law; Jurisdiction; Consent to Service of Process.
(a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS DISTINGUISHED FROM THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF DELAWARE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     (b) Jurisdiction. Each of the parties hereto and to each Supplement hereby irrevocably and unconditionally submits to the nonexclusive jurisdiction of any Delaware State court or Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Delaware State or, to the extent permitted by law, in such Federal court. Each of the parties hereto and to each Supplement agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (c) Consent to Service of Process. Each party to this Agreement and to each

Supplement irrevocably consents to service of process in the manner provided for notices in Section 13.05. Nothing in this Agreement will affect the right of any party to this Agreement or to any Supplement to serve process in any other manner permitted by law.

     SECTION 13.05. Notices; Payments. (a) All demands, notices, instructions, directions, requests, authorizations and communications (collectively, "Notices") under this Agreement shall be in writing and shall be deemed to have been duly given (x) upon delivery, if personally delivered, (y) three Business Days after being deposited in the mails, postage paid, if mailed by registered mail, return receipt requested, or (z) one Business Day after being sent for next Business Day delivery by national overnight courier service, in each case, to (i) in the case of the Seller, 15th and Ranstead Streets, Philadelphia, Pennsylvania 19102, Attention: Gary Veloric, (ii) in the case of the Applicable Master Servicer (if the Master Servicer is the Initial Master Servicer) 15th and Ranstead Streets, Philadelphia, Pennsylvania 19102, (iii) in the case of the Trustee, c/o PNC Bank, DE, 222 Delaware Avenue, 17th Floor, Wilmington, DE 19801, Attention: Corporate Trust Department, (iv) in the case of the Paying Agent or the Certificate Registrar and Transfer Agent, PNC Bank, National Association, c/o PNC Bank, DE, 222 Delaware Avenue 17th Floor, Wilmington, DE 19801, Attention: Corporate Trust Department; and (v) in the case of any Series Enhancer or applicable Rating Agency with respect to any Series, the address for such Series Enhancer or Rating Agency specified in the relevant Supplement; or, as to each party, such other address as shall be designated by such party in a written notice to each other party. If the Applicable Master Servicer is not the Initial Master Servicer, notices shall be given to the Applicable Master Servicer at the address designated by it, to the Initial Master Servicer.

     (b) Any Notice required or permitted to be mailed to an Investor Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     SECTION 13.06. Assignment of the Seller Purchase Agreement; Substitution under the Powers of Attorney. (a) The Seller hereby assigns to the Trustee, for the benefit of the Certificateholders and the Series Enhancers, all of the Seller's right and title to and interest in the Seller Purchase Agreement. The Trustee shall have the right to exercise and enforce, or to direct the Seller to exercise and enforce, the Seller's rights and remedies under the Seller Purchase Agreement for the benefit of the Certificateholders (or any of them) and the Series Enhancers (or any of them) (including, without limitation, the right to give or withhold any and all consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to the Settlement Purchase Agreements), upon the failure of the Seller to do so, but in no event shall there be any obligation on the part of the Trustee, any Certificateholder, any Series Enhancer or any of their respective Affiliates to perform any of the obligations of the Seller under the Seller Purchase Agreement. The Trustee shall enforce or refrain from enforcing any of the Seller's rights and remedies under each the Seller Purchase Agreement to the extent so instructed by the Majority Control Parties.

     (b) The Seller also hereby substitutes the Trustee in place of the Seller under the Power of Attorney in accordance with the power of substitution provided in each of the Powers of Attorney whereupon the Trustee shall have all of the Seller's rights, title, interests and powers under each such Power of Attorney.

     (c) The assignments to the Trustee pursuant to this Section 13.06 shall terminate upon the termination of the Trust in accordance with Section 12.01; provided, however, that the rights of the Trustee, the Investor Certificateholders and the Series Enhancers pursuant to such assignment in clause (a) with respect to rights and remedies in connection with (i) any breach of any representation and warranty made by the Company pursuant thereto and (ii) the indemnification and payment provisions of Article VIII thereof shall, in each case, be continuing and survive any termination of such assignment.

     SECTION 13.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held to be invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or of the Certificates or rights of the Certificateholders.

     SECTION 13.08. Assignment. Notwithstanding anything to the contrary contained herein or any Supplement, (i) neither this Agreement nor any of the Seller Certificate may be assigned by the Seller, and (ii) except as provided in
Section 8.02, this Agreement may not be assigned by the Master Servicer without the prior consent of the Control Parties for the Series for which such person acts in such capacity.

     SECTION 13.09. Certificates Nonassessable and Fully Paid. It is the intention of the parties to this Agreement that the Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust (and, in particular, any Series of the Trust) represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever and that Certificates upon authentication thereof by the Trustee pursuant to Section 6.02 are and shall be deemed fully paid.

     SECTION 13.10. Further Assurances. The Seller and each Applicable Master Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments and documents required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement or any applicable Supplement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables (or any portion thereof) for filing under the provisions of the UCC of any applicable jurisdiction.


     SECTION 13.11. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, each Master Servicer, the Trustee, the Seller and by its acceptance of a Certificate each Certificateholder hereby agrees that it shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Trust, acquiesce, petition or otherwise invoke or cause the Trust, the Seller or the Company to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Trust, the Seller or the Company under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust, the Seller or the Company or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Trust, the Seller or the Company.

     SECTION 13.12. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Person, any right, remedy, power or privilege hereunder or under any Supplement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement or under any Supplement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided herein or in any Supplement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     SECTION 13.13. Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     SECTION 13.14. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders of each Series, the Series Enhancers for each Series and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other person will have any right or obligation hereunder.

     SECTION 13.15. Actions by Certificateholders. (a) Wherever in this Agreement a provision is made that an action may be taken or a Notice given by Investor Certificateholders, such action or Notice may be taken or given by any Investor Certifi cateholder, unless such provision requires a specific percentage of Investor Certificateholders.

     (b) Any Notice, consent, waiver or other act by the Holder of a Certificate shall bind such Holder and every subse quent Holder of such Certificate and of any Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Applicable Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.


     SECTION 13.16. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modi fied, amended, waived or supplemented except as provided herein.

     SECTION 13.17. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     SECTION 13.18. Construction of Agreement. Without prejudice to the provisions of Section 2.01 or of any Supplement providing for the Transfer of the Seller's right, title and interest in, to and under the Receivables (or any Series Receivables) and the other Trust Assets to the Trust and confirming the parties' intent that such Transfers constitute sales and absolute transfers of the Trust Assets conveyed thereby, to the extent the Transfers hereunder are deemed not to constituted sales and/or absolute transfers, the Seller hereby grants to the Trustee a security interest in all of the Seller's right, title and interest in, to and under the Receivables now existing and hereafter created, all monies due or to become due and all amounts received with respect thereto, and all other Trust Assets, and all "proceeds" thereof, to secure all the Seller's and the Master Servicer obligations hereunder, including, without limitation, the Seller's obligations under the Seller Purchase Agreement. This Agreement shall constitute a security agreement under applicable law.

     SECTION 13.19. Tax and Usury Treatment. The Seller, the Initial Master Servicer and the Trustee have entered into this Agreement, and the Certificates will be issued to and acquired by the Certificateholders, with the intention that, for federal, state and local income and franchise tax and usury law purposes, the Certificates be treated as either debt, an interest in a partnership and not in an association (or publicly traded partnership) taxable as a corporation, or as an interest in an entity, which entity is disregarded for federal income tax purposes, in accordance with the Intended Characterization therefor as set forth in the Supplement relating to each such Certificate, and the Trust will not be treated as an association (or publicly traded partnership) taxable as a corporation. The Seller, the Initial Master Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by the acceptance of its Certificate, agree to treat and report the Certificates and the Trust for federal, state and local income and franchise tax and usury law purposes in accordance with the Intended Characterization thereof set forth in the applicable Supplement relating thereto unless and until required to do otherwise by a relevant taxing or judicial authority.

     SECTION 13.20. Liability of the Seller. Notwithstanding any provision to the contrary in this Agreement or any Supplement, indemnification payments and other amounts described herein as payable by the Seller hereunder (including, without limitation, amounts payable pursuant to Section 7.03) shall be payable only from Available Seller Funds (and, as a result, may be payable from any allocable Trust Asset only if, to the extent that, and after such Trust Asset shall have been distributed to the Seller in accordance with the terms of the Agreement and the Supplements thereto). Unless and until sufficient Available Seller Funds become available to pay any such amount in accordance with the immediately preceding sentence, such indemnification payments and other amounts shall not be due and payable until a year and a day after the Collection Date for the last then outstanding Series.

     IN WITNESS WHEREOF, the Seller, the Master Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                        J.G. WENTWORTH RECEIVABLES I LLC

                                        By: J.G. Wentworth S.S.C. Limited
                                            Partnership, as a member and as the
                                            Designated Manager

                                        By: J.G. Structured Settlement Funding
                                            Corporation, as its General Partner



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        J.G. WENTWORTH & COMPANY, INC., as the
                                        Initial Master Servicer


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        PNC BANK, NATIONAL ASSOCIATION (not
                                        individually but solely in its capacity
                                        as Trustee)


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title: